Rule 497(b)
                                                             File Nos. 33-10975
                                                                   and 811-7474


                         BAYFUNDS[Registered Trademark]
                              1001 Liberty Avenue
                           Pittsburgh, PA 15222-3779


                                                                October 4, 1996


Dear Shareholder,


     On July 31, 1996 and on August 15, 1996, the Board of Trustees of BayFunds met to consider and approve a proposal for reorganizing each of the portfolios of BayFunds[Registered Trademark] ("BayFunds") with a series of 1784 Funds[Registered Trademark] ("1784 Funds") with similar investment objectives and policies. After carefully studying the merits of the proposal, the Board of Trustees of BayFunds has determined that the reorganization of each of its portfolios with a corresponding portfolio of 1784 Funds will be of substantial benefit for the shareholders of the portfolios of BayFunds.

     Specifically, by combining each portfolio of BayFunds with a corresponding portfolio of 1784 Funds, the shareholders of BayFunds will become part of a larger fund family with a wider array of mutual fund portfolios. Also, the Trustees of BayFunds believe that combining the assets of each portfolio of BayFunds with a corresponding portfolio of 1784 Funds could result in more efficient mutual fund operations and potentially lower expense ratios for the shareholders of BayFunds.

     Since the Board of Trustees of BayFunds has approved combining the portfolios of BayFunds with certain portfolios of 1784 Funds that have similar investment objectives and policies, you and your fellow shareholders are being asked to approve the proposal at a special meeting of BayFunds' shareholders to be held at BayBank Systems, Inc., One BayBank Technology Place, Waltham, Massachusetts 02154 on November 6, 1996 at 2:00 p.m. A proxy card is enclosed for use in the special meeting. This card represents shares you held as of the record date, September 20, 1996. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

     If you and the other shareholders of your portfolio approve the proposed reorganization of your portfolio and certain other conditions are satisfied, you will be able to continue your investment program through ownership in a portfolio of 1784 Funds with similar investment objectives and policies, but with the added potential benefit of greater economies of scale due to the combined assets of BayFunds and 1784 Funds. As a shareholder of 1784 Funds, you would enjoy access, through the exchange privilege, to a much larger family of funds, including types of funds that BayFunds currently does not offer. This will provide you with a convenient way to diversify your investments.

     I encourage you to review the attached materials for all the details. Some of your questions are answered on the next page. Some important facts about the proposed reorganizations are outlined below:

     - The reorganizations will not affect the value of your account. There are no sales charges on the reorganizations.

     - The reorganizations are not expected to result in any material tax consequences to any of the BayFunds portfolios or their shareholders.

     - The 1784 Funds are no-load funds.

     Since all the BayFunds portfolios are required to vote, we have grouped the portfolios on one proxy statement to reduce costs. If you hold shares in more than one portfolio, you will receive a proxy card for each portfolio you own. Please vote each proxy card you receive.

     Because the Board of Trustees believes the proposed reorganizations will benefit all shareholders, they encourage you to vote for the proposal. Should you have any additional questions, we invite you to call BayFunds toll free at 1-800-BAY-FUND.


                                          Respectfully,

                                          /s/ Kenneth G. Condon
                                          --------------------------
                                          Chairman

Q.  WHY HAVE I RECEIVED THIS PACKAGE?

A. BayFunds has entered into an Agreement and Plan of Reorganization with 1784 Funds. Under the Agreement, the assets of BayFunds and the assets of 1784 Funds will be combined, and your BayFunds shares will be exchanged for shares of 1784 Funds portfolios with similar investment objectives and policies. The Board of Trustees of BayFunds has approved the proposed reorganizations. You, as a BayFunds shareholder, are now being asked to approve the proposed reorganizations of your portfolio(s) with the corresponding 1784 Funds portfolio(s).

Q.  WHY ARE THE REORGANIZATIONS BEING PROPOSED?

A. The Trustees of BayFunds believe that combining the assets of BayFunds and 1784 Funds could result in more efficient mutual fund operations and potentially lower expense ratios. Also, as a result of these transactions, shareholders of the BayFunds portfolios will become part of a larger fund family with more portfolios including some types of funds that BayFunds currently does not offer. As a 1784 Funds shareholder, you will have access to these funds through the 1784 Funds exchange privilege.

Q.  HOW WILL THIS AFFECT ME AS A BAYFUNDS SHAREHOLDER?

A. You will become a shareholder of 1784 Funds portfolio(s) with similar investment objectives and policies as the BayFunds portfolio(s) you currently hold. As a 1784 Funds shareholder, you will also have access to the wider array of portfolios offered by 1784 Funds.

There are no sales charges on this transaction. The shares of the 1784 Funds portfolios that you receive will have a total value equal to the value of the BayFunds shares you held immediately before the transaction.

Q.  WILL THE REORGANIZATIONS RESULT IN ANY TAXES?

A. The reorganizations are not expected to result in any material tax consequences to any of the BayFunds portfolios or their shareholders.

Q.  ARE THE 1784 FUNDS NO-LOAD FUNDS? DO THEY CHARGE A 12B-1 FEE?

A. 1784 Funds portfolios are all "no-load", which means you can buy shares, exchange shares among portfolios, and sell shares without paying fees. Although some of the 1784 Funds portfolios have 12b-1 plans authorized, they are not charging a 12b-1 fee at this time and have no present intention of doing so.

Q.  WHAT FUND(S) WILL I HOLD FOLLOWING THE REORGANIZATIONS?



A. BayFunds portfolio shareholders will receive shares of the following 1784
Funds portfolios. Unlike BayFunds, each 1784 Funds portfolio presently has a single class of shares outstanding. Note that, if you hold shares of the BayFunds U.S. Treasury Money Market Portfolio, which 1784 Funds portfolio shares you will receive depends on which class of shares you presently own.

                  BAYFUNDS                                        1784 FUNDS
--------------------------------------------  ---------------------------------------------------
BayFunds U.S. Treasury Money Market           1784 U.S. Treasury Money Market Fund
  Portfolio,
Investment Shares
BayFunds U.S. Treasury Money Market           1784 Institutional U.S. Treasury Money Market Fund
  Portfolio,
Institutional Shares
BayFunds Money Market Portfolio               1784 Prime Money Market Fund
BayFunds Equity Portfolio                     1784 Growth Fund
BayFunds Short Term Yield Portfolio           1784 Short-Term Income Fund
BayFunds Bond Portfolio                       1784 Income Fund

Q.  WILL THE INVESTMENT ADVISER CHANGE?

A. No. The First National Bank of Boston ("Bank of Boston") currently serves as investment adviser to both BayFunds and 1784 Funds. Bank of Boston will continue as the investment adviser to 1784 Funds following these transactions.

Q. IF I HAVE A BAYBANK PREMIUM VALUE PACKAGE OR IF I AM A BAYPLUS CUSTOMER, WILL I BE ABLE TO USE MY 1784 FUNDS BALANCES TO MEET THE MINIMUM BALANCE REQUIREMENTS FOR WAIVING NORMAL MONTHLY SERVICE CHARGES IF THE REORGANIZATIONS ARE APPROVED?

A. Yes. After the reorganizations have been consummated the balances of the 1784 Funds portfolios which have been involved in the reorganizations may be used to meet the minimum balance requirements for the waiver of normal monthly service charges on a BayBank Premium Value Package or a BayPlus Account.

Q. HOW DO THE REORGANIZATIONS IMPACT MY HOLDINGS OF BAYFUNDS SHARES OF THE MASSACHUSETTS MUNICIPAL CASH TRUST?

A. BayFunds Shares of the Massachusetts Municipal Cash Trust are part of a separate legal entity and are not covered by this proxy statement. Customers with questions should call 1-800-BAY-FUND or speak with an Investment Specialist.

Q.  HOW DOES THE BOARD OF TRUSTEES OF BAYFUNDS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees of BayFunds unanimously recommends that you vote "FOR" the proposed reorganizations.

Q.  HOW DO I CONTACT YOU?

A. If you have any questions, call BayFunds toll-free at 1-800-BAY-FUND, Monday through Friday, 8:00 a.m. to 8:00 p.m. (Eastern time) or Saturday and Sunday, 9:00 a.m. to 4:00 p.m. (Eastern time).


                                  PLEASE VOTE.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

                         BAYFUNDS[Registered Trademark]
                              1001 Liberty Avenue
                           Pittsburgh, PA 15222-3779

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                         To be held on November 6, 1996


     A Special Meeting of the shareholders of BayFunds[Registered Trademark] (the "Trust"), will be held at BayBank Systems, Inc., One BayBank Technology Place, Waltham, Massachusetts 02154, on November 6, 1996 at 2:00 p.m. Eastern Time for the following purposes:


ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"), between the Trust and 1784 Funds[Registered Trademark], and the transactions contemplated thereby including (a) the transfer of all of the assets and balance sheet liabilities of each of the BayFunds U.S. Treasury Money Market Portfolio, the BayFunds Money Market Portfolio, the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio (collectively, the "Acquired Funds") to a corresponding portfolio of 1784 Funds[Registered Trademark] (collectively, the "Acquiring Funds") in exchange for shares of such Acquiring Fund or Acquiring Funds, (b) the distribution of shares of the Acquiring Fund or Acquiring Funds so received by an Acquired Fund to the shareholders of such Acquired Fund and (c) the termination of the Acquired Funds and BayFunds and the deregistration of BayFunds.

ITEM 2. To transact such other business as may properly come before the meeting and any adjournment thereof.

     YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

     The proposed reorganizations and related matters are described in the attached Proxy Statement. A copy of the Reorganization Agreement is attached to the Proxy Statement as Appendix I.

     Only shareholders of record on September 20, 1996 are entitled to notice of and to vote at, the Special Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BAYFUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BAYFUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          VICTOR R. SICLARI
                                          Secretary


October 4, 1996

                           PROSPECTUS/PROXY STATEMENT

                            DATED SEPTEMBER 27, 1996

                        1784 FUNDS[Registered Trademark]
                              680 SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087
                            TELEPHONE 1-800-252-1784

                         BAYFUNDS[Registered Trademark]
                              1001 LIBERTY AVENUE
                           PITTSBURGH, PA 15222-3779
                            TELEPHONE 1-800-BAY-FUND

     This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of BayFunds[Registered Trademark] ("BayFunds") in connection with a Special Meeting (the "Meeting") of shareholders of BayFunds to be held on November 6, 1996 at 2:00 p.m. Eastern Time, at BayBank Systems, Inc., One BayBank Technology Place, Waltham, Massachusetts 02154, at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization, dated September 26, 1996 (the "Reorganization Agreement"), by and between BayFunds and 1784 Funds[Registered Trademark]("1784 Funds").


     BayFunds and 1784 Funds are open-end, series, management investment companies. The First National Bank of Boston ("Bank of Boston") provides investment advisory services to the portfolios of 1784 Funds and to the portfolios of BayFunds. In reviewing the proposed reorganizations of the portfolios as described in the next paragraph (each such transaction between a portfolio of BayFunds and the corresponding portfolio of 1784 Funds, a "Reorganization" and, collectively, the "Reorganizations"), the BayFunds Board of Trustees considered, among other things, that Bank of Boston is the investment adviser to both BayFunds and 1784 Funds, that each Reorganization (other than the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio) would constitute a tax-free reorganization, that combining the assets of each portfolio of BayFunds with a corresponding portfolio of 1784 Funds could result in a more efficient mutual fund operations and could potentially lower expense ratios for shareholders, and that the interests of shareholders would not be diluted as a result of the Reorganizations.


     This Prospectus/Proxy Statement constitutes the Proxy Statement of BayFunds for the Special Meeting of its shareholders and 1784 Funds' Prospectus for the shares of the 1784 Funds portfolios (other than the 1784 Prime Money Market Fund) that have been registered with the SEC and are to be issued in connection with the Reorganizations. Because the operations of the BayFunds Money Market Portfolio will be carried on by the 1784 Prime Money Market Fund, this Prospectus/Proxy Statement does not constitute a Prospectus for the shares that will be issued by the 1784 Prime Money Market Fund in connection with the Reorganization of the BayFunds Money Market Portfolio.


     The Reorganization Agreement provides that each portfolio of BayFunds
(each, an "Acquired Fund" and collectively, the "Acquired Funds") will transfer substantially all its assets and balance sheet liabilities (or, in the case of the BayFunds U.S. Treasury Money Market Portfolio, all of the assets and liabilities attributable to each of its separate classes identified below) to a portfolio of 1784 Funds (each, an "Acquiring Fund" and collectively, the "Acquiring Funds") identified below:

               ACQUIRED FUNDS                                   ACQUIRING FUNDS
--------------------------------------------  ---------------------------------------------------
BayFunds U.S. Treasury Money Market           1784 U.S. Treasury Money Market Fund
  Portfolio                                     Class A Shares
Investment Shares
BayFunds U.S. Treasury Money Market           1784 Institutional U.S. Treasury Money Market Fund
  Portfolio
Institutional Shares
BayFunds Money Market Portfolio               1784 Prime Money Market Fund
     Investment Shares
     Trust Shares
BayFunds Equity Portfolio                     1784 Growth Fund
     Investment Shares
     Institutional Shares
BayFunds Short Term Yield Portfolio           1784 Short-Term Income Fund
     Investment Shares
     Institutional Shares
BayFunds Bond Portfolio                       1784 Income Fund
     Investment Shares
     Institutional Shares

     In the case of the BayFunds U.S. Treasury Money Market Portfolio (a) the assets and balance sheet liabilities attributable to the Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 U.S. Treasury Money Market Fund and (b) the assets and balance sheet liabilities attributable to the Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 Institutional U.S. Treasury Money Market Fund.

     In exchange for the transfer of these assets and liabilities, the holders of each class of shares of such Acquired Fund will receive the shares (which shall be of the class, if any, specified above) of the Acquiring Fund identified above opposite the name of such class.

     Each of the Acquired Funds will then make a liquidating distribution of Acquiring Fund shares to the shareholders of the Acquired Fund, so that a holder of a class of shares in an Acquired Fund at the time of the Reorganization will receive the shares of the corresponding Acquiring Fund with the same aggregate net asset value as the shareholder had in the Acquired Fund immediately before the Reorganization of such Acquired Fund. Following the Reorganizations of the Acquired Funds, each of the Acquired Funds and BayFunds will be terminated and BayFunds shall be deregistered as described in the Reorganization Agreement.


     Each of the Acquiring Funds other than the 1784 Prime Money Market Fund is currently conducting investment operations as described in this Prospectus/Proxy Statement. The 1784 Prime Money Market Fund has recently been organized for the purpose of continuing the investment operations of the BayFunds Money Market Portfolio.

     This Prospectus/Proxy Statement sets forth the information that a shareholder should know before voting on the Reorganization Agreement (and related transactions) and should be retained for future reference. The Prospectus dated October 1, 1996 relating to the shares of the Acquiring Funds, which describes the operations of those Acquiring Funds, accompanies this Prospectus/Proxy Statement. Additional information is set forth in (a) the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated September 27, 1996, (b) the Statement of Additional Information relating to the Acquiring Funds, dated October 1, 1996, (c) the Annual Reports relating to the Acquiring Funds for the fiscal year ended May 31, 1996, (d) the Prospectuses dated March 1, 1996, as supplemented August 16, 1996 and September 26, 1996, and the Combined Statements of Additional Information, dated March 1, 1996, each relating to the Acquired Funds and (e) the Annual Reports for the fiscal year ended December 31, 1995 and the Semi-Annual Reports for the six-month period ended June 30, 1996 relating to the Acquired Funds. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling either BayFunds or 1784 Funds at the respective addresses or telephone numbers indicated above. The information contained in the Prospectuses dated March 1, 1996, as supplemented August 16, 1996 and September 26, 1996, the Combined Statements of Additional Information dated March 1, 1996, the Annual Reports for the fiscal year ended December 31, 1995 and the Semi-Annual Reports for the six-month period ended June 30, 1996, each relating to the Acquired Funds, is incorporated herein by reference.

     This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about October 4, 1996.

     THE SECURITIES OF 1784 FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BAYFUNDS OR 1784 FUNDS.


     SHARES OF 1784 FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF BOSTON CORPORATION, THE FIRST NATIONAL BANK OF BOSTON OR ANY OF ITS AFFILIATES. SHARES OF 1784 FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF 1784 FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN 1784 FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE 1784 U.S TREASURY MONEY MARKET FUND, THE 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND OR THE 1784 PRIME MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                   TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Summary...............................................................................     5
  Proposed Reorganizations............................................................     5
  Reasons for Reorganizations.........................................................     5
  Federal Income Tax Consequences.....................................................     5
  Overview of BayFunds and 1784 Funds.................................................     6
     BayFunds U.S. Treasury Money Market Portfolio,                                        6
       1784 U.S. Treasury Money Market Fund and
       1784 Institutional U.S. Treasury Money Market Fund.............................
     BayFunds Equity Portfolio and 1784 Growth Fund...................................     6
     BayFunds Short Term Yield Portfolio and                                               6
       1784 Short-Term Income Fund....................................................
     BayFunds Bond Portfolio and 1784 Income Fund.....................................     7
     Certain Arrangements with Service Providers -- BayFunds..........................     7
     Certain Arrangements with Service Providers -- 1784 Funds........................     8
     Comparative Fee Tables...........................................................     8
     Expense Ratios -- Acquired Funds.................................................    15
     Expense Ratios -- Acquiring Funds................................................    16
     Purchases........................................................................    16
     Exchanges........................................................................    17
     Dividends and Distributions......................................................    17
     Redemption Procedures............................................................    18
  Voting Information..................................................................    18
Risk Factors..........................................................................    19
  BayFunds U.S. Treasury Money Market Portfolio,                                          19
     1784 U.S. Treasury Money Market Fund and
     1784 Institutional U.S. Treasury Money Market Fund...............................
  BayFunds Equity Portfolio and 1784 Growth Fund......................................    19
  BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund.................    20
  BayFunds Bond Portfolio and 1784 Income Fund........................................    21
  Investment Policies and Risks -- General............................................    22
  Investment Limitations..............................................................    23
  Other Information...................................................................    27
Information Relating to the Proposed Reorganizations..................................    27
  Description of the Reorganization Agreement.........................................    27
  Capitalization......................................................................    29
  Federal Income Tax Consequences.....................................................    30
Information Relating to Voting Matters................................................    32
  General Information.................................................................    32
  Shareholder and Board Approvals.....................................................    32
  Appraisal Rights....................................................................    35
  Quorum..............................................................................    35
  Annual Meetings.....................................................................    36
Additional Information about 1784 Funds...............................................    36
Additional Information about BayFunds.................................................    37
Litigation............................................................................    39
Financial Highlights..................................................................    39
Financial Statements..................................................................    44
Management's Discussion of Acquiring Fund Performance.................................    45
Other Business........................................................................    48
Shareholder Inquiries.................................................................    48

                                    SUMMARY


     The following is a summary of certain information relating to the proposed Reorganizations, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Combined Statements of Additional Information of BayFunds, the Prospectus and Statement of Additional Information of 1784 Funds and the Reorganization Agreement attached to this Prospectus/Proxy Statement as Appendix I. BayFunds' Annual Reports to Shareholders and the most recent Semi-Annual Reports to Shareholders may be obtained free of charge by calling 1-800-BAY-FUND.


     PROPOSED REORGANIZATIONS. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of both BayFunds and 1784 Funds, including in each case the trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that each of the proposed Reorganizations is in the best interests of each Acquired Fund's and each Acquiring Fund's shareholders, respectively, and that the interests of existing shareholders of the Acquired Funds and the Acquiring Funds, respectively, will not be diluted as a result of such Reorganizations.


     Pages one through eighteen hereof summarize the proposed Reorganizations.


     REASONS FOR THE REORGANIZATIONS. The primary reasons for each of the proposed Reorganizations are: (a) the merger between BayBanks, Inc. and Boston Merger Corp., a wholly-owned subsidiary of Bank of Boston Corporation, (b) the fact that The First National Bank of Boston serves as the investment adviser to each of the Acquired Funds and each of the Acquiring Funds, (c) the fact that shareholder interests would not be diluted in the proposed Reorganizations, (d) the status of each Reorganization (other than the reorganization of the BayFunds U.S. Treasury Money Market Portfolio) as a tax-free reorganization,
(e) the anticipated minimal tax consequences of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio, (f) the similarity of the investment objective and policies of each Acquired Fund and the corresponding Acquiring Fund or Acquiring Funds, (g) the beneficial economies of scale that could result from each Reorganization, (h) the improved marketing opportunities that could result from each Reorganization, and (i) the opportunity for the shareholders of each Acquired Fund to participate in a larger family of funds through the exchange privilege offered by 1784 Funds.


     FEDERAL INCOME TAX CONSEQUENCES. Shareholders of each of the Acquired Funds (other than the BayFunds U.S. Treasury Money Market Portfolio) will recognize no gain or loss for federal income tax purposes on their receipt of shares of the corresponding Acquiring Fund. Shareholders of each of the Acquiring Funds (other than the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund) will in general have no tax consequence from the Reorganizations. None of the Acquired Funds (other than the BayFunds U.S. Treasury Money Market Portfolio) will incur federal tax liability as a result of the Reorganization of such Acquired Fund, and no Acquiring Fund (other than the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund) will recognize gain or loss for federal tax purposes on its issuance of shares in the Reorganization of such Acquiring Fund with the corresponding Acquired Fund. The Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund will not qualify as a "tax free" reorganization under federal income tax law, and the 1784 U.S. Treasury Money Market Fund's and the 1784 Institutional U.S. Treasury Money Market Fund's bases in the assets acquired from the BayFunds U.S. Treasury Money Market Portfolio will be the fair market value of such assets at the time such Reorganization is consummated. However, because each of the BayFunds U.S. Treasury Money Market Portfolio and the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund value their securities at amortized cost and seek to maintain a $1.00 net asset value per share, such Reorganization is not expected to result in any material tax consequences to any of such funds or their shareholders. See "Information Relating to the Proposed Reorganizations -- Federal Income Tax Consequences."

     OVERVIEW OF BAYFUNDS AND 1784 FUNDS. There are no material differences between the investment objectives and policies of the BayFunds Money Market Portfolio and the 1784 Prime Money Market Fund. The investment objectives and policies of each of the other Acquired Funds are similar to those of the corresponding Acquiring Fund or Acquiring Funds as described below.

BayFunds U.S. Treasury Money Market Portfolio, 1784 U.S. Treasury Money Market Fund and 1784 Institutional U.S. Treasury Money Market Fund.


     The investment objective of each of the BayFunds U.S. Treasury Money Market Portfolio, the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The BayFunds U.S. Treasury Money Market Portfolio pursues its investment objective by investing, under normal circumstances, at least 65% of the value of its total assets in U.S. Treasury obligations and repurchase agreements collateralized by such obligations. To achieve their investment objectives, the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund invest in U.S. Treasury obligations, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury obligations. Each of the BayFunds U.S. Treasury Money Market Portfolio, the 1784 U.S. Treasury Money Market Fund, and the 1784 Institutional U.S. Treasury Money Market Fund complies with industry regulations applicable to money market funds. These regulations require that such investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of such investments (on a dollar-weighted basis) be 90 days or less, and that all such investments be in U.S. dollar denominated high quality securities. See "Risk Factors -- BayFunds U.S. Treasury Money Market Portfolio (Investment Shares and Institutional Shares) and 1784 U.S. Treasury Money Market Fund and 1784 Institutional U.S. Treasury Money Market Fund (collectively, the "1784 Treasury Funds")."


BayFunds Equity Portfolio and 1784 Growth Fund.


     The investment objective of the BayFunds Equity Portfolio is long-term capital appreciation. The investment objective of the 1784 Growth Fund is capital appreciation. Dividend income, if any, is incidental to both the objective of the BayFunds Equity Portfolio and the 1784 Growth Fund. Under normal circumstances, the BayFunds Equity Portfolio pursues its investment objective by investing at least 65% of the value of its total assets in a broadly diversified portfolio of equity securities. Under normal circumstances, at least 65% of the 1784 Growth Fund's assets are invested in common stocks and securities convertible into common stock of U.S. or foreign issuers. The BayFunds Equity Portfolio emphasizes investment in securities with the potential for long-term, above-average capital appreciation. The 1784 Growth Fund emphasizes investment in securities with above-average growth potential, with a particular focus on smaller, lesser known companies. See "Risk Factors -- BayFunds Equity Portfolio and 1784 Growth Fund."


BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund.


     The investment objective of the BayFunds Short Term Yield Portfolio is a high level of current income consistent with preservation of capital. The investment objective of the 1784 Short-Term Income Fund is to maximize current income, with the preservation of capital as a secondary objective. The BayFunds Short Term Yield Portfolio pursues its investment objective by investing, under normal circumstances, in a diversified portfolio of high-grade debt obligations, which may include bonds, notes, debentures, asset-backed and mortgage-backed securities, commercial paper, bank instruments and money market instruments. To achieve its investment objective, the 1784 Short-Term Income Fund invests, under normal circumstances, at least 80% of its net assets in debt securities, such as bonds, notes, debentures, asset-backed and mortgage-backed securities and municipal securities. The 1784 Short-Term Income Fund generally invests in securities of medium to high credit quality. The 1784 Short-Term Income Fund can invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries. Each of the BayFunds Short Term Yield Portfolio and the 1784 Short-Term Income Fund maintains a dollar-weighted average maturity of three years or less under normal circumstances. See "Risk Factors -- BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund."

BayFunds Bond Portfolio and 1784 Income Fund.


     The investment objective of the BayFunds Bond Portfolio is high current income and capital appreciation. The investment objective of the 1784 Income Fund is to maximize current income. Preservation of capital is a secondary objective of the 1784 Income Fund. The BayFunds Bond Portfolio pursues its investment objective by investing, under normal circumstances, at least 65% of the value of its total assets in bonds. The BayFunds Bond Portfolio buys only investment grade U.S. dollar denominated debt obligations. To achieve its investment objective, the 1784 Income Fund invests, under normal circumstances, at least 80% of its net assets in debt securities, such as bonds, notes, debentures, asset-backed and mortgage-backed securities and municipal securities. The 1784 Income Fund generally invests in securities of medium to high credit quality. The 1784 Income Fund can invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries. The BayFunds Bond Portfolio expects to maintain a dollar-weighted average maturity of twelve years or less. The 1784 Income Fund expects to maintain a dollar-weighted average maturity from seven to thirty years under normal circumstances. See "Risk Factors -- BayFunds Bond Portfolio and 1784 Income Fund."


     See "Risk Factors" below and the BayFunds and 1784 Funds Prospectuses which are incorporated herein by reference for a further description of the similarities and differences between the investment objectives and policies of the Acquired Funds (other than the BayFunds Money Market Portfolio) and the corresponding Acquiring Fund or Acquiring Funds (other than the 1784 Prime Money Market Fund).

Certain Arrangements with Service Providers -- BayFunds.


     At a special meeting of the shareholders of BayFunds held on June 28, 1996 the shareholders of each of the Acquired Funds considered and approved a new Investment Advisory Agreement between BayFunds and The First National Bank of Boston ("Bank of Boston"). The new Investment Advisory Agreement with Bank of Boston became effective upon the merger between Boston Merger Corp., a wholly-owned subsidiary of Bank of Boston Corporation, with and into BayBanks, Inc. and replaced the Investment Advisory Agreement between BayFunds and BayBank, N.A. with respect to the BayFunds U.S. Treasury Money Market Portfolio and the Investment Advisory Agreement between BayFunds and BayBanks Investment Management, Inc. with respect to the BayFunds Money Market Portfolio, the BayFunds Short Term Yield Portfolio, the BayFunds Equity Portfolio and the BayFunds Bond Portfolio. The fees to be paid under the new Investment Advisory Agreement are identical to the fees paid under each of the previous Investment Advisory Agreements.


     Pursuant to the terms of the new Investment Advisory Agreement, Bank of Boston, subject in each case to the direction of the BayFunds' Board of Trustees, provides a continuous investment program for each Acquired Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Acquired Funds.

     Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, provides each of the Acquired Funds with certain administrative personnel and services necessary to operate such Acquired Fund, such as legal and accounting services. For its services, Federated receives a fee, calculated at an annual rate of 0.15% of the first $250 million of average aggregate daily net assets of the Acquired Funds, 0.125% of the second $250 million of average aggregate daily net assets of the Acquired Funds, 0.10% of the next $250 million of average aggregate daily net assets of the Acquired Funds, and 0.075% of the average aggregate daily net assets of the Acquired Funds over $750 million. The minimum administrative fee received during any fiscal year is at least $50,000 for each Acquired Fund. Federated may chose to voluntarily reimburse a portion of its fee at any time.

     BayBank Systems, Inc. ("BayBank Systems") is the shareholder servicing agent for the Investment Shares of each of the Acquired Funds and provides services which are necessary for the maintenance of shareholder accounts. Each Acquired Fund pays BayBank Systems a fee based on the average daily net asset value of Investment Shares for which BayBank Systems provides shareholder services. This fee equals 0.25% of each Acquired Fund's average daily net assets of Investment Shares for which BayBank Systems provides services. BayBank Systems may, however, choose voluntarily to waive all or a portion of this fee at any time.

     Federated Securities Corp. is the principal distributor for the shares of each of the Acquired Funds.


     The Fifth Third Bank provides custodial services to each of the Acquired Funds. DST Systems, Inc. is the transfer agent and the dividend disbursing agent for each of the Acquired Funds.


Certain Arrangements with Service Providers -- 1784 Funds.

     Bank of Boston serves as the investment adviser for each of the Acquiring Funds and is entitled to receive investment advisory fees, which are accrued daily and paid monthly, from each of the Acquiring Funds. See "Management" in the Prospectus of 1784 Funds accompanying this Prospectus/Proxy Statement, which is incorporated herein by reference, for additional information on Bank of Boston.


     SEI Fund Resources ("SFR") provides administrative services and certain accounting services to each of the Acquiring Funds. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in SFR. Upon consummation of the Reorganizations, SFR will receive a fee for its services as administrator and fund accountant, which is calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of average aggregate daily net assets of 1784 Funds, and 0.045% of the average aggregate daily net assets of 1784 Funds over $5 billion. Upon consummation of the Reorganizations, SFR may, at its own expense, appoint Bank of Boston as a subadministrator to 1784 Funds. See "Management" in the Prospectus of 1784 Funds accompanying this Prospectus/Proxy Statement, which is incorporated herein by reference, for additional information about SFR.


     SEI Financial Services Company ("SEI"), a wholly-owned subsidiary of SEI Corporation, is the distributor of the shares of each Acquiring Fund. 1784 Funds has adopted a distribution plan pursuant to Rule 12b-1 under 1940 Act (the "Distribution Plan") with respect to each of the Acquiring Funds other than with respect to the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 Prime Money Market Fund and the Class A Shares of the 1784 U.S. Treasury Money Market Fund. The Distribution Plan and the related distribution agreements provide that 1784 Funds will pay a fee calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Acquiring Fund (other than of the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 Prime Money Market Fund or the Class A Shares of the 1784 U.S. Treasury Money Market Fund). SEI can use these fees to compensate broker/dealers and service providers (including Bank of Boston and its affiliates) which provide administrative and/or distribution services to holders of shares of the Acquiring Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 Prime Money Market Fund and the Class A Shares of the 1784 U.S. Treasury Money Market Fund) or their customers who beneficially own these shares. No fees have been paid to SEI under the Distribution Plan or the related distribution agreements.


     Bank of Boston provides custodial services to 1784 Funds. Boston Financial Data Services is the dividend disbursing agent and shareholder servicing agent for 1784 Funds. State Street Bank and Trust Company is the transfer agent for 1784 Funds. From and after the consummation of the Reorganizations, BayBank Systems, Inc. will be the shareholder servicing agent for the 1784 U.S. Treasury Money Market Fund and the 1784 Prime Money Market Fund.

     See the comparative fee tables set forth below for a comparison of the annual operating expenses of each Acquired Fund to the annual operating expenses of the corresponding Acquiring Fund or Acquiring Funds.


Comparative Fee Tables.

     The tables set forth below show (a) shareholder transaction expenses and estimated annual operating expenses for each class of shares of each Acquired Fund as of May 31, 1996, for the five-month period ended on such date, and for each Acquiring Fund (or its relevant class thereof) as of May 31, 1996 for its fiscal year ended on such date, in each case restated to reflect expenses each class of shares of the Acquired Funds and the Acquiring Funds, respectively, expect to incur during the current fiscal year and (b) pro forma information for each Acquiring Fund assuming the Reorganization of such Acquiring Fund had taken place on May 31, 1996.

                                                  BAYFUNDS U.S.
                                                  TREASURY MONEY                          PRO FORMA
                                                      MARKET           1784 U.S.          1784 U.S.
                                                    PORTFOLIO,       TREASURY MONEY     TREASURY MONEY
                                                    INVESTMENT        MARKET FUND,       MARKET FUND,
                                                      SHARES         CLASS A SHARES     CLASS A SHARES
                                                  --------------     --------------     --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends..........................       None               None               None
Deferred sales charges imposed on redemptions...       None               None               None
Redemption Fee*.................................       None               None               None
Exchange Fee....................................       None               None               None

---------------
*There is a fee for redemptions by wire.

ANNUAL OPERATING EXPENSES (1)
(expressed as a percentage of average net
 assets)
Advisory Fee (2)................................       0.20%              0.40%              0.40%
12b-1 Fee.......................................       None               None               None
Other Expenses (2)..............................       0.42%              0.24%              0.25%
                                                       ----               ----               ----
Total Operating Expenses (2)....................       0.62%              0.64%              0.65%

EXAMPLE: (1)


     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

                                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                   ------       -------       -------       --------
BayFunds U.S. Treasury Money Market Portfolio,
  Investment Shares..............................    $6           $20           $35           $77
1784 U.S. Treasury Money Market Fund, Class A
  Shares.........................................    $7           $21           $36           $81
Pro Forma 1784 U.S. Treasury Money Market Fund,
  Class A Shares.................................    $7           $21           $36           $79

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(2) Absent fee waivers and reimbursements, advisory fees would be 0.20% for Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio, 0.40% for Class A Shares of the 1784 U.S. Treasury Money Market Fund and 0.40% for Class A Shares of the 1784 U.S. Treasury Money Market Fund on a pro forma basis; and other expenses and total operating expenses would be 0.42% and 0.62%, respectively, for Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio, 0.35% and 0.75%, respectively, for Class A Shares of the 1784 U.S. Treasury Money Market Fund and 0.31% and 0.71%, respectively, for Class A Shares of the 1784 U.S. Treasury Money Market Fund on a pro forma basis.

                                                  BAYFUNDS U.S.                           PRO FORMA
                                                  TREASURY MONEY          1784               1784
                                                      MARKET         INSTITUTIONAL      INSTITUTIONAL
                                                    PORTFOLIO,       U.S. TREASURY      U.S. TREASURY
                                                  INSTITUTIONAL       MONEY MARKET       MONEY MARKET
                                                      SHARES              FUND               FUND
                                                  --------------     --------------     --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends..........................       None               None               None
Deferred sales charges imposed on redemptions...       None               None               None
Redemption Fee*.................................       None               None               None
Exchange Fee....................................       None               None               None

---------------
*There is a fee for redemptions by wire.

ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net
 assets)
Advisory Fee (2)................................       0.20%              0.20%              0.20%
12b-1 Fee.......................................       None               None               None
Other Expenses (2)..............................       0.17%              0.20%              0.17%
                                                       ----               ----               ----
Total Operating Expenses (2)....................       0.37%              0.40%              0.37%

EXAMPLE: (1)

     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                  ------       -------       -------       --------
BayFunds U.S. Treasury Money Market Portfolio,
  Institutional Shares..........................    $4           $12           $21           $47
1784 Institutional U.S. Treasury Money Market
  Fund..........................................    $4           $13           $22           $51
Pro Forma 1784 Institutional U.S. Treasury Money
  Market Fund...................................    $4           $12           $21           $47

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


(2) Absent fee waivers and reimbursements, advisory fees would be 0.20% for Institutional Shares of the BayFunds U.S. Treasury Money Market Fund, 0.20% for the 1784 Institutional U.S. Treasury Money Market Fund and 0.20% for the 1784 Institutional U.S. Treasury Money Market Fund on a pro forma basis; and other expenses and total operating expenses would be 0.17% and 0.37%, respectively, for Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio, 0.20% and 0.39%, respectively, for the 1784 Institutional U.S. Treasury Money Market Fund, and 0.17% and 0.37%, respectively, for the 1784 Institutional U.S. Treasury Money Market Fund on a pro forma basis.

                                                                                                PRO
                                                                                               FORMA
                                                 BAYFUNDS                           1784        1784
                                               MONEY MARKET        BAYFUNDS        PRIME       PRIME
                                                PORTFOLIO,       MONEY MARKET      MONEY       MONEY
                                                INVESTMENT        PORTFOLIO,       MARKET      MARKET
                                                  SHARES         TRUST SHARES     FUND(3)       FUND
                                               -------------     ------------     --------     ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends.......................       None             None           None        None
Deferred sales charges imposed on
  redemptions................................       None             None           None        None
Redemption Fee*..............................       None             None           None        None
Exchange Fee.................................       None             None           None        None

---------------
*There is a fee for redemptions by wire.

ANNUAL FUND OPERATING EXPENSES (1)
(expressed as a percentage of average net
assets)
Advisory Fee (2).............................       0.40%            0.40%          0.40%       0.40%
12b-1 Fee....................................       None             None           None        None
Other Expenses (2)...........................       0.46%            0.21%          0.25%       0.25%
                                                    ----             ----           ----        ----
Total Operating Expenses (2).................       0.86%            0.61%          0.65%       0.65%

EXAMPLE: (1)


     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of shares after the number of years indicated:
                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
BAYFUNDS MONEY MARKET PORTFOLIO
Investment Shares........................................    $9         $27         $48         $106
Trust Shares.............................................    $6         $20         $35         $ 77
1784 PRIME MONEY MARKET FUND (3).........................    $7         $21         $36         $ 81
PRO FORMA 1784 PRIME MONEY MARKET FUND...................    $7         $21         $36         $ 81

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(2) Absent fee waivers and reimbursements, advisory fees would be 0.40% for Investment Shares of the BayFunds Money Market Portfolio, 0.40% for Trust Shares of the BayFunds Money Market Portfolio, 0.40% for the 1784 Prime Money Market Fund and 0.40% for the 1784 Prime Money Market Fund on a pro forma basis; and other expenses and total operating expenses would be 0.46% and 0.86%, respectively, for Investment Shares of the BayFunds Money Market Portfolio, 0.21% and 0.61%, respectively, for Trust Shares of the BayFunds Money Market Portfolio, 0.25% and 0.65%, respectively, for the 1784 Prime Money Market Fund and 0.19% and 0.59%, respectively, for the 1784 Prime Money Market Fund on a pro forma basis.

(3) Because the 1784 Prime Money Market Fund is newly organized, amounts are estimated for the current fiscal year.

                                                   BAYFUNDS        BAYFUNDS
                                                    EQUITY          EQUITY                      PRO FORMA
                                                  PORTFOLIO,      PORTFOLIO,         1784         1784
                                                  INVESTMENT     INSTITUTIONAL      GROWTH       GROWTH
                                                    SHARES          SHARES         FUND (4)       FUND
                                                  ----------     -------------     --------     ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends..........................     None             None           None          None
Deferred sales charges imposed on redemptions...     None             None           None          None
Redemption Fee*.................................     None             None           None          None
Exchange Fee....................................     None             None           None          None

---------------
*There is a fee for redemptions by wire.



ANNUAL FUND OPERATING EXPENSES (1)
(expressed as a percentage of average net
assets)
Advisory Fee (2)................................     0.70%            0.70%          0.74%         0.74%
12b-1 Fee (2)(3)................................     None             None           None          None
Other Expenses (2)..............................     0.56%            0.31%          0.20%         0.20%
                                                     ----             ----           ----          ----
Total Operating Expenses (2)....................     1.26%            1.01%          0.94%         0.94%

EXAMPLE: (1)

     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of shares after the number of years indicated:

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
BAYFUNDS EQUITY PORTFOLIO
Investment Shares........................................   $13         $40         $69         $152
Institutional Shares.....................................   $10         $32         $56         $124
1784 GROWTH FUND (4).....................................   $10         $30         $52         $115
PRO FORMA 1784 GROWTH FUND...............................   $10         $30         $52         $115

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(2) Absent fee waivers and reimbursements, advisory fees would be 0.70% for Investment Shares of the BayFunds Equity Portfolio, 0.70% for Institutional Shares of the BayFunds Equity Portfolio, 0.74% for the 1784 Growth Fund and 0.74% for the 1784 Growth Fund on a pro forma basis; 12b-1 fees would be 0.25% for the 1784 Growth Fund and 0.25% for the 1784 Growth Fund on a pro forma basis; and other expenses and total operating expenses would be 0.56% and 1.26%, respectively, for Investment Shares of the BayFunds Equity Portfolio, 0.31% for and 1.01%, respectively, for Institutional Shares of the BayFunds Equity Portfolio, 0.89% and 1.73%, respectively, for the 1784 Growth Fund and 0.24% and 0.98%, respectively, for the 1784 Growth Fund on a pro forma basis.

(3) 12b-1 fees are asset-based sales charges. The 12b-1 fee for the 1784 Growth Fund is computed at an annual rate of 0.25% of the 1784 Growth Fund's average daily net assets. Absent waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(4) The 1784 Growth Fund commenced operations on March 28, 1996. All information has been annualized.



                                                                                                   PRO
                                                      BAYFUNDS         BAYFUNDS                   FORMA
                                                     SHORT TERM       SHORT TERM        1784       1784
                                                        YIELD            YIELD         SHORT-     SHORT-
                                                     PORTFOLIO,       PORTFOLIO,        TERM       TERM
                                                     INVESTMENT      INSTITUTIONAL     INCOME     INCOME
                                                       SHARES           SHARES          FUND       FUND
                                                     -----------     -------------     ------     ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends.............................      None             None          None       None
Deferred sales charges imposed on redemptions......      None             None          None       None
Redemption Fee*....................................      None             None          None       None
Exchange Fee.......................................      None             None          None       None

---------------
*There is a fee for redemptions by wire.



ANNUAL FUND OPERATING EXPENSES (1)
(expressed as a percentage of average net assets)
Advisory Fee (2)...................................      0.50%            0.50%         0.50%      0.50%
12b-1 Fee (2)(3)...................................      None             None          None       None
Other Expenses (2).................................      0.62%            0.37%         0.16%      0.20%
                                                         ----             ----          ----       ----
Total Operating Expenses (2).......................      1.12%            0.87%         0.66%      0.70%

EXAMPLE: (1)

     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of shares after the number of years indicated:

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
BAYFUNDS SHORT TERM YIELD PORTFOLIO
Investment Shares........................................    $11        $36         $62         $136
Institutional Shares.....................................    $ 9        $28         $48         $107
1784 SHORT-TERM INCOME FUND..............................    $ 7        $21         $37         $ 82
PRO FORMA 1784 SHORT-TERM INCOME FUND....................    $ 7        $22         $38         $ 85

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(2) Absent fee waivers and reimbursements, advisory fees would be 0.50% for Investment Shares of the BayFunds Short Term Yield Portfolio, 0.50% for Institutional Shares of the BayFunds Short Term Yield Portfolio, 0.50% for the 1784 Short-Term Income Fund and 0.50% for the 1784 Short-Term Income Fund on a pro forma basis; 12b-1 fees would be 0.25% for the 1784 Short-Term Income Fund and 0.25% for the 1784 Short-Term Income Fund on a pro form basis; and other expenses and total operating expenses would be 0.62% and 1.12%, respectively, for Investment Shares of the BayFunds Short Term Yield Portfolio, 0.37% and 0.87%, respectively, for Institutional Shares of the BayFunds Short Term Yield Portfolio, 0.56% and 1.06%, respectively, for the 1784 Short-Term Income Fund and 0.28% and 0.78%, respectively, for the 1784 Short-Term Income Fund on a pro forma basis.

(3) 12b-1 fees are asset-based sales charges. The 12b-1 fee for the 1784 Short-Term Income Fund is computed at an annual rate of 0.25% of the 1784 Short-Term Income Fund's average daily net assets. Absent waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


                                                                      BAYFUNDS
                                                   BAYFUNDS             BOND                     PRO FORMA
                                                BOND PORTFOLIO,      PORTFOLIO,        1784        1784
                                                  INVESTMENT        INSTITUTIONAL     INCOME      INCOME
                                                    SHARES             SHARES          FUND        FUND
                                                ---------------     -------------     ------     ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases and
  reinvested dividends........................        None               None          None         None
Deferred sales charges imposed on
  redemptions.................................        None               None          None         None
Redemption Fee*...............................        None               None          None         None
Exchange Fee..................................        None               None          None         None

---------------
*There is a fee for redemptions by wire.



ANNUAL FUND OPERATING EXPENSES (1)
(expressed as a percentage of average net
assets)
Advisory Fee (2)..............................        0.60%              0.60%         0.60%        0.60%
12b-1 Fee (2)(3)..............................        None               None          None         None
Other Expenses (2)............................        0.61%              0.36%         0.20%        0.20%
                                                     -----              -----         -----        -----
Total Operating Expenses (2)..................        1.21%              0.96%         0.80%        0.80%

EXAMPLE: (1)


     A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of shares after the number of years indicated:

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
BAYFUNDS BOND PORTFOLIO
Investment Shares........................................   $12          $38         $67         $147
Institutional Shares.....................................   $10          $31         $53         $118
1784 INCOME FUND.........................................   $ 8          $26         $44         $ 99
PRO FORMA 1784 INCOME FUND...............................   $ 8          $26         $44         $ 99

---------------
(1) Unless otherwise noted, the information in the expense table and the example reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the SEC for all mutual funds, and is not a prediction of any fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(2) Absent fee waivers and reimbursements, advisory fees would be 0.60% for Investment Shares of the BayFunds Bond Portfolio, 0.60% for Institutional Shares of the BayFunds Bond Portfolio, 0.74% for the 1784 Income Fund and 0.74% for the 1784 Income Fund on a pro forma basis; 12b-1 fees would be 0.25% for the 1784 Income Fund and 0.25% for the 1784 Income Fund on a pro forma basis; and other expenses and total operating expenses would be 0.61% and 1.21%, respectively, for Investment Shares of the BayFunds Bond Portfolio, 0.36% and 0.96%, respectively, for Institutional Shares of the BayFunds Bond Portfolio, 0.46% and 1.20%, respectively, for the 1784 Income Fund and 0.21% and 0.95%, respectively, for the 1784 Income Fund on a pro forma basis.

(3) 12b-1 fees are asset-based sales charges. The 12b-1 fee for the 1784 Income Fund is computed at an annual rate of 0.25% of the 1784 Income Fund's average daily net assets. Absent waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


Expense Ratios -- The Acquired Funds.


     The following table sets forth (a) the ratios of operating expenses to average net assets of each of the Acquired Funds for the one year period ended
December 31, 1995 (i) after fee waivers and expense reimbursements, and (ii) absent fee waivers and expense reimbursements, and (b) the annualized ratios of operating expenses to average net assets of each of the Acquired Funds for the six-month period ended June 30, 1996 (i) after fee waivers and expense reimbursements, and (ii) absent fee waivers and expense reimbursements:

                      FISCAL YEAR ENDED DECEMBER 31, 1995

                                                            RATIO OF OPERATING    RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE   EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER      NET ASSETS ABSENT
                                                                FEE WAIVERS           FEE WAIVERS
                                                                AND EXPENSE          AND EXPENSE
                      ACQUIRED FUND                           REIMBURSEMENTS        REIMBURSEMENTS
----------------------------------------------------------  -------------------   -------------------
BayFunds U.S. Treasury Money Market Portfolio
  Investment Shares.......................................         0.63%                 0.63%
  Institutional Shares....................................         0.38%                 0.38%
BayFunds Money Market Portfolio
  Investment Shares.......................................         0.87%                 0.87%
  Trust Shares............................................         0.62%                 0.62%
BayFunds Equity Portfolio
  Investment Shares.......................................         1.30%                 1.30%
  Institutional Shares....................................         1.05%                 1.05%
BayFunds Short Term Yield Portfolio
  Investment Shares.......................................         1.11%                 1.11%
  Institutional Shares....................................         0.86%                 0.86%
BayFunds Bond Portfolio
  Investment Shares.......................................         1.29%                 1.29%
  Institutional Shares....................................         1.04%                 1.04%

                      SIX-MONTH PERIOD ENDED JUNE 30, 1996


                                                            RATIO OF OPERATING    RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE   EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER      NET ASSETS ABSENT
                                                               FEE WAIVERS            FEE WAIVERS
                                                               AND EXPENSE            AND EXPENSE
                      ACQUIRED FUND                           REIMBURSEMENTS        REIMBURSEMENTS
----------------------------------------------------------  -------------------   -------------------
BayFunds U.S. Treasury Money Market Portfolio
  Investment Shares.......................................         0.62%                 0.62%
  Institutional Shares....................................         0.37%                 0.37%
BayFunds Money Market Portfolio
  Investment Shares.......................................         0.85%                 0.85%
  Trust Shares............................................         0.60%                 0.60%
BayFunds Equity Portfolio
  Investment Shares.......................................         1.24%                 1.24%
  Institutional Shares....................................         0.99%                 0.99%
BayFunds Short Term Yield Portfolio
  Investment Shares.......................................         1.12%                 1.12%
  Institutional Shares....................................         0.87%                 0.87%
BayFunds Bond Portfolio
  Investment Shares.......................................         1.12%                 1.12%
  Institutional Shares....................................         0.87%                 0.87%

  Expense Ratios -- The Acquiring Funds.


     The following table sets forth the ratios of operating expenses to average net assets of each of the Acquiring Funds (other than the 1784 Prime Money
Market Fund) for the fiscal year ended May 31, 1996 (a) after fee waivers and expense reimbursements and (b) absent fee waivers and disbursements:

                         FISCAL YEAR ENDED MAY 31, 1996

                                                            RATIO OF OPERATING    RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE   EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER      NET ASSETS ABSENT
                                                                    FEE                   FEE
                                                            WAIVERS AND EXPENSE   WAIVERS AND EXPENSE
                      ACQUIRING FUND                          REIMBURSEMENTS        REIMBURSEMENTS
----------------------------------------------------------  -------------------   -------------------
1784 U.S. Treasury Money Market Fund
  Class A Shares..........................................         0.64%                 0.75%
1784 Institutional U.S. Treasury Money Market Fund........         0.32%                 0.39%
1784 Growth Fund..........................................         0.20%                 1.73%
1784 Short-Term Income Fund...............................         0.63%                 1.06%
1784 Income Fund..........................................         0.80%                 1.20%

     The 1784 Prime Money Market Fund has recently been organized for the purpose of continuing the investment operating of the BayFunds Money Market Portfolio and had not commenced operations as at May 31, 1996.

Purchases.



     Shares of each of the Acquiring Funds are sold on a continuous basis without a sales load. Purchases may be made Monday through Friday, except on certain holidays. Each Acquiring Fund's share price is the net asset value next calculated after an investment is received and accepted by the distributor of the shares of the Acquiring Funds. The net asset value of each Acquiring Fund is normally calculated at 4:00 p.m. Eastern time (12:00 noon for the 1784 U.S.
Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market
Fund and the 1784 Prime Money Market Fund). The following minimum investments apply to each of the Acquiring Funds (other than the 1784 Institutional U.S.
Treasury Money Market Fund) unless they are waived by the distributor of the shares of the Acquiring Funds:


    To open an account..........................................  $1,000.00
      For tax-sheltered retirement plans........................     250.00
    To add to an account........................................     250.00
      Through automatic investment plans........................      50.00
    Minimum account balance.....................................   1,000.00
      For tax-sheltered retirement plans........................     250.00

     The initial minimum investment in the 1784 Institutional U.S. Treasury Money Market Fund is $100,000, and subsequent investments must be in amounts of at least $5,000.

     Shares of each of the Acquired Funds are sold on a continuous basis without a sales load. Purchases may be made Monday through Friday, except on certain holidays. Each Acquired Fund's share price is the net asset value next calculated after an investment is received and accepted by the distributor of the shares of the Acquired Funds. The net asset value of each of the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio is calculated at 2:00 p.m. Eastern time and as of the close of trading (normally 4:00 p.m., Eastern time) of the New York Stock Exchange and the net asset value of each of the BayFunds Bond Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Equity Portfolio is determined as of the close of trading (normally 4:00 p.m., Eastern time) of the New York Stock Exchange, in each case, Monday through Friday, except certain holidays and days during which no shares are tendered for redemption and no orders to purchase shares are received. The following minimum investments apply to purchases of Investment Shares of each of the Acquired Funds unless they are waived by the distributor of the Investment Shares of the Acquired Funds:


    To open an account............................................  $2,500.00
      For automatic investment plans..............................     500.00
      For tax-sheltered retirement plans..........................     500.00
    To add to an account..........................................     100.00
      Through automatic investment plans..........................      50.00
      Through tax-sheltered retirement plans......................      50.00
    Minimum account balance.......................................   2,500.00
      For automatic investment plans..............................     500.00
      For tax-sheltered retirement plans..........................     500.00


     The initial minimum investment in Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio is $500,000 and subsequent investments must be in amounts of at least $100,000. The initial minimum investment in Trust Shares of the BayFunds Money Market Portfolio is $10,000 and subsequent investments must be in amounts of at least $100. The initial minimum investment in Institutional Shares of the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio is $10,000 and subsequent investments must be in amounts of at least $100.

     Participants in the Acquired Funds' Automatic Investment Program may direct the deduction of the purchase price for shares of any Acquired Fund from an eligible deposit account. If the Reorganization of any such Acquired Fund is approved and consummated as set forth herein, all amounts so deducted will be automatically invested in the corresponding Acquiring Fund.

Exchanges.


     All or a portion of shares of any of the Acquiring Funds may be exchanged on any business day at their net asset value for shares of one or more of the other Acquiring Funds or any other portfolio of 1784 Funds. Shares of any class of any of the Acquired Funds may be exchanged at their net asset value for the shares of any of the other Acquired Funds. In addition, shareholders of the Acquired Funds may also purchase BayFunds Shares of the Massachusetts Municipal Cash Trust with redemption proceeds of the shares of an Acquired Fund.


Dividends and Distributions.

     Substantially all of the net income from dividends and interest of each of the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 U.S. Treasury Money Market Fund and the 1784 Prime Money Market Fund is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the date of purchase, and accrue dividends up to and including the day prior to redemption. Dividends are paid monthly on the first business day of each month.

     Substantially all of the net income of each the 1784 Short-Term Income Fund and the 1784 Income Fund from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the day following the date of purchase, and accrue dividends through and including the day of redemption. Dividends are paid monthly on or about the last business day of each month.

     Substantially all of the 1784 Growth Fund's net income from dividends and interest is paid to shareholders of record semi-annually on or about the last day of June and December.

     The net realized short-term and long-term capital gains, if any, of each of the Acquiring Funds are distributed to shareholders at least annually. Each of the Acquiring Funds may also make additional distributions it its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

     Dividends from the net investment income of the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio are declared daily to shareholders of record and paid monthly. Shares begin accruing dividends on the date of purchase, and accrue dividends up to and including the day prior to redemption. If either the BayFunds U.S.
Treasury Money Market Portfolio or the BayFunds Money Market Portfolio realizes net long-term capital gains, it will distribute them at least annually.

     Dividends from the net investment income of the BayFunds Bond Portfolio and the BayFunds Short Term Yield Portfolio are declared daily and paid monthly to all shareholders of record. Net realized capital gains are distributed at least annually.

     Dividends from the net investment income of BayFunds Equity Portfolio are declared and paid quarterly to all shareholders of record within five business days of the end of such calendar quarter. Net realized capital gains are distributed at least annually.

     Holders of Investment Shares of any of the Acquired Funds may choose automatic reinvestment of dividends in additional Investment Shares at the net asset value next determined on the payment dates, automatic credit to an eligible BayBank, N.A. deposit account, or payment by check. If shareholders fail to select an option, all distributions are reinvested in additional Investment Shares. Holders of Institutional Shares of any of the Acquired Funds may elect to have their dividends and distributions automatically reinvested in additional Institutional Shares of such Acquired Fund at the net asset value next determined on the payment dates, receive their dividends and distributions in cash or receive a combination of additional Institutional Shares of such Acquired Fund or cash. Dividends and distributions with respect to the Trust Shares of the BayFunds Money Market Portfolio are reinvested on payment dates in additional Trust Shares of the BayFunds Money Market Portfolio unless cash payments are requested in writing.

     The amount of dividends payable to Institutional Shares of the Acquired Funds and to Trust Shares of the BayFunds Money Market Portfolio will exceed that of Investment Shares of the corresponding Acquired Fund by the difference between class expenses and shareholder servicing fees borne by shares of each respective class of shares of such Acquired Fund. Currently there are no differences in class expenses other than shareholder servicing fees.

Redemption Procedures.

     The shares of each of the Acquiring Funds and each of the Acquired Funds are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt by the shareholder servicing agent of a redemption request in good order.


     VOTING INFORMATION. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by BayFunds' Board of Trustees in connection with a Special Meeting of Shareholders to be held at BayBank Systems, Inc., One BayBank Technology Place, Waltham, Massachusetts 02154 on November 6, 1996, at 2:00 p.m. Eastern Time (such meeting and any adjournment thereof hereinafter referred to as the "Meeting"). Only shareholders of record at the close of business on September 20, 1996 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by Acquired Fund and, with respect to the BayFunds U.S. Treasury Money Market Portfolio, separately by class of shares. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. In addition, shareholders may vote their shares by telephone in accordance with the procedures for telephonic voting adopted by the BayFunds Board of Trustees. Shareholders who choose to vote by telephone will receive a written confirmation of their votes prior to the Meeting. All proxies may be revoked at any time before they are exercised by submitting to BayFunds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or personal interview by D.F. King & Co. ("DF King") or its agents as well as by officers and service contractors of BayFunds. It is anticipated that the total cost of any such solicitation, if made by DF King or its agents, would be approximately $25,000 plus out-of-pocket expenses, and, if made by any other party, would be nominal. The expense of solicitation, as well as the preparation, printing and mailing of the enclosed form of proxy and this Prospectus/Proxy Statement and the costs of telephonic voting will be borne by Bank of Boston and BayBank, N.A. For additional information, including a description of the shareholder vote required for approval of the Reorganization Agreement and related transactions contemplated thereby, see "Information Relating to Voting Matters."

                                  RISK FACTORS

     There are no material differences between the investment objective and policies of the BayFunds Money Market Portfolio and the 1784 Prime Money Market Fund. The investment objectives and policies of the other Acquired Funds are, in many respects, similar to those of the corresponding Acquiring Fund or Acquiring Funds. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Acquired Funds (other than the BayFunds Money Market Portfolio) and the corresponding Acquiring Fund or Acquiring Funds and is qualified in its entirety by the Prospectuses and Statements of Additional Information of the Acquired Funds and the Acquiring Funds incorporated herein by reference.


     BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO (INVESTMENT SHARES AND INSTITUTIONAL SHARES) AND 1784 U.S. TREASURY MONEY MARKET FUND AND 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND (COLLECTIVELY, "THE 1784 TREASURY FUNDS"). The BayFunds U.S. Treasury Money Market Portfolio invests, under normal circumstances, at least 65% of its total assets in (a) U.S. Treasury obligations ("U.S. Treasury Obligations"), such as U.S. Treasury bills, notes, bonds, and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and (b) repurchase agreements that are collateralized by such obligations. Each of the 1784 Treasury Funds invests, under normal circumstances, at least 65% of its total assets in (a) U.S. Treasury Obligations and (b) repurchase agreements secured by U.S. Treasury Obligations. Obligations issued or guaranteed as to principal and interest by the U.S. government ("Government Securities") are not direct obligations of the United States government but are backed by (i) the full faith and credit of the United States, (ii) the issuer's right to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities, or (iv) the credit of the agency or instrumentality issuing the obligations. Each of the BayFunds U.S. Treasury Money Market Portfolio and the 1784 Treasury Funds may invest all or any portion of the remaining 35% of its total assets in Government Securities or in repurchase agreements that are secured by such obligations. In addition, each of the 1784 Treasury Funds limits its investments in STRIPS to 20% of its total assets. STRIPS are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates.


     BAYFUNDS EQUITY PORTFOLIO AND 1784 GROWTH FUND. The BayFunds Equity Portfolio invests, under normal circumstances, at least 65% of its total assets in a broadly diversified portfolio of equity securities. Equity securities include common stock of U.S. or foreign companies which are either listed on domestic or foreign exchanges or traded in the over-the-counter markets (including depositary receipts), preferred stock of such companies, warrants, and securities convertible into or exchangeable for common stock of such companies. The 1784 Growth Fund invests, under normal. circumstances, at least 65% of its total assets in common stock of U.S. or foreign companies which are either listed on domestic or foreign exchanges or traded in the over-the-counter markets (including depositary receipts) and securities convertible into or exchangeable for common stock of U.S. or foreign companies. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity and are generally preferred over common stocks with respect to dividends and liquidation. Warrants are options to purchase common stock at a specific price. Most warrants have an expiration date after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the company issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

     The 1784 Growth Fund invests with an emphasis on securities of smaller, lesser-known companies. The securities of companies with small market capitalizations may have more risks than the securities of other companies. Smaller companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. There is often less publicly available information about smaller companies than about more established companies. As a result, the prices of securities issued by smaller companies may be volatile.

     The 1784 Growth Fund may also invest all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to it. The BayFunds Equity Portfolio may purchase securities of other investment companies to the extent permitted under the 1940 Act and the rules and regulations thereunder. A fund's purchase of investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     BAYFUNDS SHORT TERM YIELD PORTFOLIO AND 1784 SHORT-TERM INCOME FUND. Except as provided in the next paragraph, the BayFunds Short Term Yield Portfolio invests in debt obligations which are rated by one or more of the nationally recognized statistical rating organizations (a "Rating Organization") in one of the three highest ratings groups at the time of purchase (e.g., AAA, AA or A by Standard & Poor's Rating Group ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), or Fitch Investor Services, Inc. ("Fitch"), or Aaa, Aa or A by Moody's Investor Services, Inc. ("Moody's")) or, if not rated, of comparable quality as determined by the investment adviser. By comparison, except as provided in the next paragraph, the 1784 Short-Term Income Fund expects to invest, under normal circumstances, at least 65% of its assets in securities rated by one or more Rating Organizations in one of the three highest ratings groups at the time of purchase or, if not rated, of comparable quality as determined by the investment adviser but, unlike the BayFunds Short Term Yield Portfolio, may also invest in debt obligations which are rated in a lower ratings group by one or more Rating Organizations. Securities rated in the lowest categories of investment grade (that is, BBB by S&P, D&P or Fitch or Baa by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations. Investments in higher quality instruments may result in lower yield than would be available from investments in lower quality instruments.


     Both the BayFunds Short Term Yield Portfolio and the 1784 Short-Term Income Fund may invest in mortgage-backed and asset-backed securities. The BayFunds Short Term Yield Portfolio invests in asset-backed securities which are rated by one or more Rating Organizations in one of the two highest ratings groups at the time of purchase or, if not rated, of comparable quality as determined by the investment adviser. By comparison, the 1784 Short-Term Income Fund invests in mortgage-backed securities which are rated in one of the three highest ratings groups by one or more Rating Organizations at the time of purchase or, if not rated, of comparable quality as determined by the investment adviser. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a fund reinvests the payments and any unscheduled repayments of principal received, the fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities. Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting the asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because underlying mortgages are refinanced to take advantage of the lower rates. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of any security interest in the related collateral.


     The 1784 Short-Term Income Fund, unlike the BayFunds Short Term Yield Portfolio, may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The 1784 Short-Term Income Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or
(iii) F-2 or better at the time of investment by Fitch, or which, if not rated, are of at least comparable quality, as determined by the investment advisor. Municipal bonds in which the 1784 Short-Term Income Fund may invest must be rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or, if not rated, must be determined by the investment advisor to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch or Baa by Moody's may have speculative characteristics. The 1784 Short-Term Income Fund may invest in industrial development and pollution control bonds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal securities in which the 1784 Short-Term Income Fund, unlike the BayFunds Short Term Yield Portfolio, may invest also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, 1784 Funds has adopted and follows procedures for determining whether municipal lease securities purchased by the 1784 Short-Term Income Fund are liquid and for monitoring the liquidity of municipal lease securities held in the 1784 Short-Term Income Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the investment advisor may deem relevant.


     The 1784 Short-Term Income Fund can invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. Non-U.S. markets may be less liquid and more volatile than U.S. markets.


     BAYFUNDS BOND PORTFOLIO AND 1784 INCOME FUND. The BayFunds Bond Portfolio invests, under normal circumstances, at least 65% of the value of its total assets in bonds. The debt securities in which each the BayFunds Bond Portfolio and the 1784 Income Fund may invest are rated by one or more Rating Organizations in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A, or BBB by S&P, D&P or Fitch, or Aaa, Aa, A, or Baa by Moody's), or, if not rated, are of comparable quality as determined by the investment adviser. Under normal circumstances, the 1784 Income Fund will, however, invest at least 65% of its net assets in those debt instruments rated by one or more Ratings Organizations in one of the three highest ratings categories at the time of purchase or, if not so rated, are of comparable quality as determined by the investment adviser.

     Both the BayFunds Bond Portfolio and the 1784 Income Fund may invest in mortgage-backed and asset-backed securities. The BayFunds Bond Portfolio invests in asset-backed securities which are rated by one or more Rating Organizations in one of the two highest ratings groups at the time of purchase or, if not rated, of comparable quality as determined by the investment adviser. By comparison, the 1784 Income Fund invests in mortgage-backed securities which are rated in one of the three highest ratings groups by one or more Rating Organizations at the time of purchase or, if not rated, of comparable quality as determined by the investment adviser. See "Risk Factors -- BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund" above for a discussion of the risks of investments in mortgage-backed and asset-backed securities.


     The BayFunds Bond Portfolio's dollar-weighted average maturity will not exceed twelve years. By contrast, the 1784 Income Fund's dollar-weighted average maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

     The 1784 Income Fund may also invest in municipal securities, unlike the BayFunds Bond Portfolio. See "Risk Factors -- BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund" above for a discussion of the risks of investments in municipal securities.

     The 1784 Income Fund can invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries. See "Risk
Factors -- BayFunds Short Term Yield Portfolio and 1784 Short-Term Income Fund" above for a discussion of the risks of investments in non-U.S. issuers.

     INVESTMENT POLICIES AND RISKS -- GENERAL. This section describes certain policies and risks that are generally common to a number of the Acquired Funds and Acquiring Funds.

     Forward Commitments or Purchases on a When-Issued Basis. Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Liquid assets sufficient to make payments for the securities to purchased are segregated at the trade date. The Acquired Funds do not intend to engage in forward commitments or commitments to purchase securities on a when issued basis to the extent that would cause the segregation of more than 20% of the total value of their respective assets. By contrast, each of the Acquiring Funds may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis.

     Repurchase Agreements. A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A fund which buys the security bears a risk of loss in the event the other party defaults on its obligations and the fund is delayed or prevented from its right to dispose of the collateral securities or if the fund realizes a loss on the sale of the collateral securities. Each of the Acquired Funds and the Acquiring Funds may enter into repurchase agreements. Each Acquired Fund and Acquiring Fund will only enter into repurchase agreements with banks and other recognized financial institutions which are deemed by its investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Pursuant to an exemptive order from the SEC, the Acquiring Funds may enter into repurchase agreements on a pooled basis.

     Reverse Repurchase Agreements. Each of the Acquired Funds and the Acquiring Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the fund's custodian. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

     Securities Lending. Consistent with applicable regulatory requirements and in order to generate additional income, each of the Acquired Funds and each of the Acquiring Funds may lend securities to broker-dealers and other institutional borrowers. Loans must be callable at any time and continuously secured by collateral (cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. Each of the Acquired Funds and Acquiring Funds intend that the value of securities loaned by it would not exceed 33 1/3% of its total assets. In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the fund could experience a loss.

     Options. The Acquiring Funds and the BayFunds Equity Portfolio may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the fund) and may be written for hedging purposes or, in the case of the 1784 Growth Fund, the BayFunds Equity Portfolio, the 1784 Short-Term Income Fund and the 1784 Income Fund, in order to generate additional income. Such options must be listed on a national securities exchange. Each of the Acquiring Funds may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of its net assets. None of the Acquired Funds other than the BayFunds Equity Portfolio may engage in writing covered call options.

     There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the investment adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by a fund and price movements of the related options; there may not be a liquid secondary market for options; and while a fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

     Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each of the Acquiring Funds and the BayFunds Equity Portfolio may enter into futures contracts and options on futures contracts provided that the sum of its initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of its total assets and, with respect to each of the Acquiring Funds only, the outstanding obligations to purchase securities under futures contracts do not exceed 20% of its total assets. Each of the Acquiring Funds and the BayFunds Equity Portfolio will enter into only those futures contracts which are traded on national futures exchanges.

     Each of the Acquiring Funds and the BayFunds Equity Portfolio use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options" above.

     INVESTMENT LIMITATIONS. None of the Acquiring Funds or the Acquired Funds may change their fundamental investment limitations without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Acquiring Fund or Acquired Fund. However, investment limitations that are not fundamental policies may be changed by the Board of Trustees without shareholder approval. The investment limitations of the Acquired Funds and the corresponding Acquiring Fund or Acquiring Funds are similar, but not identical.


     Concentration of Investments. As a fundamental policy, none of the Acquiring Funds nor any of the Acquired Funds may purchase any securities which would cause more than 25% of the total assets of the such fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply (a) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and, with respect to the Acquiring Funds only, repurchase agreements involving such securities, and (b) for each of the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 U.S. Treasury Money Market Fund, the 1784 Prime Money Market Fund and the BayFunds Money Market Portfolio, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that it may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities. The BayFunds Short Term Yield Portfolio will consider investment in instruments issued by foreign banks and instruments issued by domestic banks to be investments in separate industries for purpose of concentration. This limitation also does not apply to an investment of all of the investable assets of the 1784 Growth Fund or the 1784 Prime Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such fund (a "Qualifying Portfolio"). See "Investing in Securities of Other Investment Companies" below. For purposes of this limitation, (i) utility companies will be divided according to their services; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Acquiring Funds only, supranational entities will be considered to be a separate industry; and (iv) with respect to the Acquiring Funds only, loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.


     Loans. As a fundamental policy, none of the Acquiring Funds or Acquired Funds may make loans, except that an Acquiring Fund or an Acquired Fund may (a) purchase or hold debt instruments; (b) enter into repurchase agreements; and
(c) engage in securities lending, in each case where permitted by its investment objective, policies and limitations.

     Diversification of Investments. As a fundamental policy, none of the Acquiring Funds or the Acquired Funds may acquire more than 10% of the voting securities of any one issuer (except, with respect to the Acquiring Funds, for securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities), or invest more than 5% of its total assets in the securities of an issuer (except for securities issued or guaranteed by the United States, its agencies or instrumentalities and, with respect to the Acquiring Funds, repurchase agreements involving such securities); provided that (a) the foregoing limitation does not apply to 25% of the total assets of any of the Acquired Funds or the Acquiring Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund), and (b) the foregoing limitation does not apply to an investment of all of the investable assets of the 1784 Growth Fund or the 1784 Prime Money Market Fund in a Qualifying Portfolio.

     Investing to Exercise Control. As a fundamental policy, none of the Acquiring Funds may invest in companies for the purpose of exercising control. It is a non-fundamental policy of the BayFunds Equity Portfolio that it will not purchase securities for the purpose of exercising control over the issuer of the securities. The other Acquired Funds do not have a policy regarding investing to exercise control.

     Issuing Senior Securities or Borrowing Money. As a fundamental policy, none of the Acquiring Funds may borrow and none of the Acquired Funds may borrow or issue senior securities, except that (a) an Acquiring Fund may borrow money from banks and may enter into reverse repurchase agreements and (b) an Acquired Fund may borrow money directly (not necessarily from banks) or through reverse repurchase agreements, in each case in an amount not to exceed 33 1/3% of its total assets and then only as a temporary measure for extraordinary or emergency purposes (which, for the Acquiring Funds and the BayFunds Money Market Portfolio, may include the need to meet shareholder redemption requests). None of the Acquiring Funds or the Acquired Funds will purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets. None of the Acquiring Funds or the Acquired Funds will borrow for investment purposes. The Acquiring Funds may issue senior securities in connection with permitted borrowings as outlined above or as permitted by rule, regulation or order of the SEC.

     Pledging Assets. As a fundamental policy, none of the 1784 U.S Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market Fund, the BayFunds U.S. Treasury Money Market Portfolio or the BayFunds Money Market Portfolio may pledge, mortgage, or hypothecate assets except to secure temporary borrowings permitted in the preceding paragraph if the market value of the assets pledged (a) for the 1784 U.S Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund, does not exceed 10% of the value of the total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending and (b) for the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio, does not exceed the lesser of the dollar amounts borrowed or 15% of the value of the total assets at the time of the pledge. Each of the BayFunds Short Term Yield Portfolio, the BayFunds Bond Portfolio and the BayFunds Equity Portfolio has a non-fundamental policy which is the same as the foregoing policy for the BayFunds Money Market Portfolio and the BayFunds U.S. Treasury Money Market Portfolio regarding pledging of assets. The Acquiring Funds, other than the 1784 U.S Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund, do not have a policy regarding the pledging of assets.

     Investing in Real Estate and Commodities. As a fundamental policy, none of the Acquiring Funds or the Acquired Funds may purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. Each of the Acquiring Funds, the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio may, however, subject to compliance with other investment policies, invest in companies which invest in real estate. In addition, each of the Acquiring Funds may, subject to its permitted investments, invest in companies which invest in commodities or commodities contracts. Each of the Acquiring Funds and the BayFunds Equity Portfolio may invest in futures contracts and options thereon to the extent permitted by its investment objective, policies and limitations.

     Selling Short or Buying on Margin. As a fundamental policy, none of the Acquiring Funds or the Acquired Funds may make short sales of securities, maintain a short position or purchase securities on margin, except that the Acquired Funds and the Acquiring Funds may obtain short-term credits as necessary for the clearance of securities transactions. With respect to the Acquired Funds (other than the BayFunds U.S. Treasury Money Market Portfolio), the deposit or payment by such Acquired Fund of initial or variation margin in connection with financial futures contracts or related options transactions in not considered the purchase of a security on margin.

     Underwriting. As a fundamental policy, none of the Acquiring Funds or the Acquired Funds may act as an underwriter of securities of other issuers, except as it may deemed an underwriter under federal securities laws in selling a security held by it.


     Investing in Securities of Other Investment Companies. As a fundamental policy, none of the Acquiring Funds may purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Acquiring Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Acquiring Fund owns more than 3% of the total voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Acquiring Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Acquiring Fund, provided, that with respect to the 1784 Growth Fund and the 1784 Prime Money Market Fund, the limitations do not apply to an investment of all of the investable assets of such Acquiring Fund in a Qualifying Portfolio. Unless otherwise required by applicable law, the 1784 Growth Fund and the 1784 Prime Money Market Fund may invest all of the investable assets of such Acquiring Fund in a Qualifying Portfolio without a shareholder vote.


     By contrast, each of the Acquired Funds has a non-fundamental policy to limit its purchase of securities of other investment companies to the extent permitted under the 1940 Act and the rules and regulations thereunder. However these limits are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

     Investment companies typically incur fees that are separate from those fees incurred directly by the Acquiring Fund or the Acquired Fund. An Acquiring Fund's or an Acquired Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     Puts, Calls or Other Options. As a fundamental policy, none of the Acquiring Funds may write or purchase puts, calls, or other options or combinations thereof, except that each Acquiring Fund may write covered call options with respect to any or all of the securities it holds, subject to such Acquiring Fund's investment objective, policies and limitations, and each Acquiring Fund may purchase and sell other options, subject to such Acquiring Fund's investment objective, policies and limitations. As a non-fundamental policy, the BayFunds Equity Portfolio will not write call options on securities unless the securities are held in its portfolio or unless it is entitled to them in deliverable form without further payment or after segregating cash in the amount of further payment.

     Warrants. As a non-fundamental policy, each of the BayFunds Equity Portfolio and the 1784 Growth Fund may invest up to 5% of its net assets in warrants, except that with respect to the 1784 Growth Fund this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation for each of the BayFunds Equity Portfolio and the 1784 Growth Fund, but not to exceed 2% of its net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, the 1784 Short-Term Income Fund and the 1784 Income Fund may each invest in warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or the American Stock Exchange. By contrast, none of the other Acquired Funds are permitted to invest in warrants.

     Restricted and Illiquid Securities. As a non-fundamental policy, none of the Acquiring Funds or Acquired Funds will invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets (10% for the 1784 U.S. Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 Prime Money Market Fund, the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio), provided that (a) for purposes of the Acquired Funds, repurchase agreements providing for settlement in more than seven days after notice are counted toward the percentage limitation, and (b) this limitation does not apply to an investment by the 1784 Growth Fund or the 1784 Prime Money Market Fund of all of its investable assets in a Qualifying Portfolio.

     The foregoing limitation does not apply to restricted securities held by any of the Acquiring Funds if it is determined by or under procedures established by the Board of Trustees of 1784 Funds that, based on trading markets for the specific restricted security in question, such security is not illiquid.

     By contrast, as a fundamental policy, neither the BayFunds U.S. Treasury Money Market Portfolio nor the BayFunds Money Market Portfolio will purchase restricted securities if immediately thereafter more than 5% (for the BayFunds U.S. Treasury Money Market Portfolio) or more than 10% (for the BayFunds Money Market Portfolio) of its net assets, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees of BayFunds).

     Additionally, it is a non-fundamental policy of each of the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio that it will not invest more than 10% of the value of its total assets in restricted securities, except for certain restricted securities which meet the criteria for liquidity established by the Board of Trustees of BayFunds. The BayFunds Equity Portfolio limits its investments in restricted securities to 5% of its total assets to comply with certain state restrictions.

     The absence of a trading market for restricted or illiquid securities can make it difficult to ascertain a market value for these securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible to sell illiquid securities promptly at an acceptable price.

     Investing in Issuers Whose Securities are Owned by Officers or
Trustees. As a non-fundamental policy, none of the Acquiring Funds or the Acquired Funds may purchase or retain securities of an issuer if an officer or trustee of 1784 Funds or BayFunds, respectively, or any investment adviser of 1784 Funds or BayFunds, respectively, owns beneficially more than 1/2 of 1% of such issuer and all such officers and trustees owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     Investing in New Issuers. As a non-fundamental policy, none of the Acquiring Funds or the Acquired Funds may invest more than 5% of the value of its total assets in securities of issuers which have records of less than 3 years of continuous performance, except that the foregoing limitation does not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) with respect to the Acquiring Funds, municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of the 1784 Growth Fund or the 1784 Prime Money Market Fund in a Qualifying Portfolio.

     Investing in Oil, Gas & Minerals. As a matter of non-fundamental policy, none of the Acquiring Funds or the Acquired Funds may invest in interests in oil, gas or other mineral exploration or development programs or leases.

     OTHER INFORMATION. 1784 Funds and BayFunds are registered as open-end management investment companies under the 1940 Act. Currently 1784 Funds offers fourteen investment funds and BayFunds offers five investment funds. The 1784 Prime Money Market Fund will be offered by 1784 Funds after its reorganization with the BayFunds Money Market Portfolio. The 1784 Florida Tax-Exempt Income Fund has not yet commenced operations.

     1784 Funds and BayFunds are organized as Massachusetts business trusts and are subject to the provisions of their respective Declaration of Trust and Bylaws.

     Shares of both 1784 Funds and BayFunds: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class or series except as otherwise expressly required by law or when class voting is permitted by the respective Board of Trustees; and (iii) are entitled to participate equally in the dividends and investment fund and in the net distributable assets of such fund on liquidation. In addition, shares of the Acquiring Funds and Acquired Funds have no preemptive rights and only such conversion and exchange rights as the respective Boards of Trustees may grant in their discretion. When issued for payment as described in their prospectuses, Acquiring Funds shares and Acquired Fund shares are fully paid and nonassessable by such entities except as required under Massachusetts law. Neither BayFunds nor 1784 Funds is required under Massachusetts law to hold annual shareholder meetings and each of BayFunds and 1784 Funds intends to do so only if required by the 1940 Act. Shareholders have the right to remove trustees. To the extent required by law, BayFunds and 1784 Funds will assist in shareholder communications in such matters.


     The foregoing is only a summary. Shareholders may obtain copies of the Declaration of Trust and Bylaws of 1784 Funds and BayFunds upon written request at the addresses shown on the cover page of this Prospectus/Proxy Statement.


              INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS


     BayFunds and 1784 Funds have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides that each of the Acquired Funds is to be acquired by an Acquiring Fund or Acquiring Funds. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Prospectus/Proxy Statement.


     DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that at the Effective Time (as defined in the Reorganization Agreement) of the Reorganization of each Acquired Fund, substantially all of the assets and balance sheet liabilities of such Acquired Fund shall be acquired by the Acquiring Fund or Acquiring Funds identified in the table below opposite its name and the holders of each class of shares of such Acquired Fund shall receive the shares (which shall be of the class, if any, specified) of the Acquiring Fund identified below opposite the name of such class:

BAYFUNDS PORTFOLIOS AND CLASSES                 1784 FUNDS PORTFOLIOS AND CLASSES
-------------------------------                 ---------------------------------
BayFunds U.S. Treasury Money Market             1784 U.S. Treasury Money Market Fund
  Portfolio Investment Shares                   Class A Shares
BayFunds U.S. Treasury Money Market             1784 Institutional U.S. Treasury Money
  Portfolio Institutional Shares                Market Fund
BayFunds Money Market Portfolio                 1784 Prime Money Market Fund
          Investment Shares
          Trust Shares
BayFunds Equity Portfolio                       1784 Growth Fund
          Investment Shares
          Institutional Shares
BayFunds Short Term Yield Portfolio             1784 Short-Term Income Fund
          Investment Shares
          Institutional Shares
BayFunds Bond Portfolio                         1784 Income Fund
          Investment Shares
          Institutional Shares


     In the case of the BayFunds U.S. Treasury Money Market Portfolio (a) the assets and balance sheet liabilities attributable to the Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 U.S. Treasury Money Market Fund and (b) the assets and balance sheet liabilities attributable to the Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 Institutional U.S. Treasury Money Market Fund.


     In exchange for the transfer of the assets of each of the Acquired Funds and the assumption of the balance sheet liabilities of each of the Acquired Funds, 1784 Funds will issue to each Acquired Fund, at the Effective Time of the Reorganization of such Acquired Fund, a number of full and fractional shares of the Acquiring Fund or Acquiring Funds as set forth in the table above. The number of shares of the Acquiring Fund or Acquiring Funds so issued will have an aggregate net asset value equal to the value of the assets of the Acquired Fund. In determining the value of the assets of an Acquired Fund, each security shall be priced in accordance with the policies and procedures of 1784 Funds as described in its then current prospectus for the corresponding Acquiring Fund.

     The Reorganization Agreement provides that each of the Acquired Funds will declare a dividend prior to the Effective Time of the Reorganization of such Acquired Fund in order to distribute to its shareholders all of its net investment company income earned and all of its net capital gains realized up to and including the Effective Time of the Reorganization of such Acquired Fund.

     At the Effective Time of the Reorganization of an Acquired Fund, such Acquired Fund shall liquidate and distribute pro rata to the record holders of each class of its shares at such Effective Time the shares of the Acquiring Fund identified in the table above to be received by the holders of such class of such Acquired Fund. All of the issued and outstanding shares of each class of each Acquired Fund shall be canceled on the books of BayFunds at the Effective Time of the Reorganization of that Acquired Fund and shall thereafter represent only the right to receive the shares of the Acquiring Fund identified in the table above, and the Acquired Fund's transfer book shall be closed permanently. As soon as practicable after the Reorganizations, BayFunds shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to
Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. After the Effective Time of the Reorganization of an Acquired Fund, BayFunds shall not conduct any business on behalf of that Acquired Fund, and after all of the Reorganizations have been consummated, BayFunds shall not conduct any business, except in connection with the liquidation and dissolution of the Acquired Funds, the termination of the Acquired Funds and BayFunds, and the deregistration of BayFunds.

     The expenses of 1784 Funds incurred in connection with the Reorganizations will be borne by Bank of Boston. The expenses of BayFunds in connection with the Reorganizations will be borne by BayBank, N.A.


     The consummation of the Reorganization with respect to each of the Acquired Funds is subject to certain conditions. The Reorganization of each Acquired Fund will be contingent upon the approval of the Reorganization Agreement by the majority of the shareholders of such Acquired Fund and, with respect to the BayFunds U.S. Treasury Money Market Portfolio, by the majority of the shareholders of each class of shares of such Acquired Fund. In addition, the Reorganization of each Acquired Fund will be contingent upon: (a) the receipt of certain legal opinions described in the Reorganization Agreement (see Appendix I attached hereto), (b) the continuing accuracy of the representations and warranties in the Reorganization Agreement, and (c) the performance in all material respects of the agreements in the Reorganization Agreement. If these conditions are satisfied, the Effective Time of the Reorganization of each Acquired Fund (other than the BayFunds Money Market Portfolio) is expected to be November 25, 1996. The Effective Time of the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, if these conditions are met, is expected to be December 9, 1996.


     BayFunds and 1784 Funds may mutually agree to terminate the Reorganization Agreement with respect to a Reorganization at or prior to the Effective Time of such Reorganization. In addition, either BayFunds or 1784 Funds may waive the other party's breach of a provision or failure to satisfy a condition of the Reorganization Agreement.

     The Board of Trustees of BayFunds has approved the Reorganization of each of the Acquired Funds based upon the belief that each such Reorganization would be in the best interest of each Acquired Fund and its shareholders. In approving the Reorganization Agreement, the Board of Trustees of BayFunds primarily considered the following factors: (a) the merger between BayBanks, Inc. and Boston Merger Corp., (b) the fact that Bank of Boston serves as the investment adviser to each of the Acquired Funds and each of the Acquiring Funds, (c) the fact that shareholder interests would not be diluted in the proposed Reorganizations, (d) the status of each Reorganization (other than the reorganization of the BayFunds U.S. Treasury Money Market Portfolio) as a tax-free reorganization, (e) the anticipated minimal tax consequences of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio, (f) the similarity of the investment objective and policies of each Acquired Fund and the corresponding Acquiring Fund or Acquiring Funds, (g) the beneficial economies of scale that could result from each Reorganization, (h) the improved marketing opportunities that could result from each Reorganization, and (i) the opportunity for the shareholders of each Acquired Fund to participate in a larger family of funds through the exchange privilege offered by 1784 Funds.

     After consideration of the foregoing factors and other relevant information, the Board of Trustees of BayFunds unanimously approved the Reorganization Agreement and directed that it be submitted to the shareholders of each Acquired Fund for approval. The Board of Trustees of BayFunds recommends that shareholders vote in favor of the Reorganization Agreement.


     At a meeting held on July 31, 1996, the Board of Trustees of 1784 Funds also unanimously approved the Reorganization Agreement, finding that each of the Reorganizations was in the best interests of the Acquiring Funds and the shareholders of the Acquiring Funds and that the interests of the existing shareholders of the Acquiring Funds would not be diluted by the consummation of the Reorganizations.


     CAPITALIZATION. Because each Acquired Fund will be combined in the Reorganization of such Acquired Fund with an Acquiring Fund or Acquiring Funds, the total capitalization of each Acquiring Fund (other than the 1784 Prime Money Market Fund) after such Reorganization is expected to be greater than the current capitalization of the corresponding Acquired Fund. The 1784 Prime Money Market Fund will not have any assets or liabilities before its Reorganization with the BayFunds Money Market Portfolio. After the

Reorganization with the BayFunds Money Market Portfolio, the 1784 Prime Money Market Fund will have the same capitalization as the BayFunds Money Market Portfolio did prior to such Reorganization. The following table sets forth as of May 31, 1996: (a) the capitalization of each Acquired Fund and the corresponding Acquiring Fund, and (b) the pro forma capitalization of each Acquiring Fund as adjusted to give effect to the Reorganization proposed with respect to such Acquiring Fund. If consummated, the capitalization of each Acquired Fund and each Acquiring Fund is likely to be different at the Effective Time of their Reorganization as a result of daily share purchase and redemption activity.

                                         BAYFUNDS
                                      U.S. TREASURY                                          PRO FORMA
                                 MONEY MARKET PORTFOLIO,         1784 U.S. TREASURY      1784 U.S. TREASURY
                                    INVESTMENT SHARES            MONEY MARKET FUND       MONEY MARKET FUND
                                --------------------------       ------------------      ------------------
Total Net Assets..............         $295,850,012                 $78,998,968             $374,848,980
Shares Outstanding............          295,850,012                  79,005,171              374,848,980
Net Asset Value Per Share.....         $       1.00                 $      1.00             $       1.00


                                         BAYFUNDS                                            PRO FORMA
                                      U.S. TREASURY              1784 INSTITUTIONAL      1784 INSTITUTIONAL
                                 MONEY MARKET PORTFOLIO,           U.S. TREASURY           U.S. TREASURY
                                   INSTITUTIONAL SHARES          MONEY MARKET FUND       MONEY MARKET FUND
                                --------------------------       ------------------      ------------------
Total Net Assets..............        $1,001,015,593                $644,733,563           $1,645,749,156
Shares Outstanding............         1,001,015,593                 644,617,835            1,645,749,156
Net Asset Value Per Share.....        $         1.00                $       1.00           $         1.00

                                                                                             PRO FORMA
                                         BAYFUNDS                   1784 PRIME              1784 PRIME
                                  MONEY MARKET PORTFOLIO         MONEY MARKET FUND       MONEY MARKET FUND
                                --------------------------       -----------------       -----------------
Total Net Assets..............         $207,607,677                    $0.00                $207,607,677
Shares Outstanding............          207,607,677                        0                 207,607,677
Net Asset Value Per Share.....         $       1.00                    $0.00                $       1.00

                                         BAYFUNDS                                            PRO FORMA
                                     EQUITY PORTFOLIO            1784 GROWTH FUND        1784 GROWTH FUND
                                --------------------------       -----------------       -----------------
Total Net Assets..............         $134,036,404                 $46,025,932             $180,062,336
Shares Outstanding............            9,050,952                   4,084,644               15,977,137
Net Asset Value Per Share.....         $      14.81                 $     11.27             $      11.27

                                         BAYFUNDS                                            PRO FORMA
                                     SHORT TERM YIELD             1784 SHORT-TERM         1784 SHORT-TERM
                                        PORTFOLIO                   INCOME FUND             INCOME FUND
                                --------------------------       -----------------       -----------------
Total Net Assets..............         $51,193,529                 $86,383,342             $137,576,871
Shares Outstanding............           5,631,250                   8,701,935               13,854,670
Net Asset Value Per Share.....         $      9.09                 $      9.93             $       9.93

                                         BAYFUNDS                                            PRO FORMA
                                      BOND PORTFOLIO             1784 INCOME FUND        1784 INCOME FUND
                                --------------------------       -----------------       -----------------
Total Net Assets..............         $57,747,036                 $235,021,822            $292,768,858
Shares Outstanding............           5,891,173                   23,742,836              29,572,612
Net Asset Value Per Share.....         $      9.80                 $       9.90            $       9.90

     FEDERAL INCOME TAX CONSEQUENCES. The consummation of the Reorganization of each Acquired Fund is conditioned upon the receipt of an opinion of Bingham, Dana & Gould LLP substantially to the effect that for federal income tax purposes, except in the case of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund: (a) the transfer of all of the assets of such Acquired Fund, and the assumption by the corresponding Acquiring Fund of the liabilities of such Acquired
Fund, in exchange for shares of such Acquiring Fund, and the distribution of said shares to the shareholders of such Acquired Fund, as provided in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and, with respect to such reorganization, the Acquired Fund and the Acquiring Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by such Acquired Fund as a result of such transactions; (c) in accordance with Section 1032 of the Code, no gain or loss will be recognized by such Acquiring Fund as a result of such transactions; (d) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of such Acquired Fund on the distribution to them by such Acquired Fund of shares of any class of such Acquiring Fund in exchange for their shares of any class of such Acquired Fund; (e) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Acquiring Fund shares received by each shareholder of any class of such Acquired Fund will be the same as the aggregate basis of the shareholder's Acquired Fund shares immediately prior to the transactions; (f) in accordance with Section 362(b) of the Code, the basis of the assets of the Acquired Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Acquired Fund in the hands of such Acquired Fund immediately prior to the exchange; (g) in accordance with Section 1223 of the Code, a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of such Acquired Fund exchanged therefor, provided that the shareholder held such shares of such Acquired Fund as a capital asset; and (h) in accordance with
Section 1223 of the Code, the holding period of such Acquiring Fund with respect to the assets of such Acquired Fund will include the period for which such assets were held by such Acquired Fund.

     The Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund (collectively, the "1784 Treasury Money Market Funds") will not constitute a tax-free "reorganization" within the meaning of
Section 368(a)(1) of the Code. Accordingly, as a result of the Reorganization, in accordance with Section 1001 of the Code, the BayFunds U.S. Treasury Money Market Portfolio will recognize gain or loss to the extent (if at all) the fair market value of the assets transferred to the 1784 Treasury Money Market Funds exceeds or is less than, respectively, the aggregate basis of those assets in the hands of the BayFunds U.S. Treasury Money Market Portfolio. However, because each of the BayFunds U.S. Treasury Money Market Portfolio and the 1784 Treasury Money Market Funds value their securities at amortized cost and seek to maintain a $1.00 net asset value per share, the Reorganization is not expected to result in any material recognition of gain or loss. Any gain or loss so recognized will be taken into account in determining the BayFunds U.S. Treasury Money Market Portfolio's income and required distributions for its final taxable year; as is generally the case, dividends of ordinary income and distributions of net short-term capital gains will be taxable to BayFunds U.S. Treasury Money Market Portfolio shareholders as ordinary income for federal income tax purposes, and distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable to BayFunds U.S. Treasury Money Market Portfolio shareholders as long-term capital gains for federal income tax purposes without regard to the length of time such shareholders have held their shares. In addition, (a) in accordance with Section 1001 of the Code, shareholders of the BayFunds U.S. Treasury Money Market Portfolio who receive shares of a 1784 Treasury Money Market Fund in exchange for their BayFunds U.S. Treasury Money Market Portfolio shares will recognize gain (or loss) to the extent the fair market value of the 1784 Treasury Money Market Fund shares exceeds (or is less than) the aggregate basis such shareholders had in their BayFunds U.S. Treasury Money Market Portfolio shares, and, if their BayFunds U.S. Treasury Money Market Portfolio shares were capital assets in their hands, the gain (or loss) will be long-term capital gain (or loss) if they have held their interest in the BayFunds U.S. Treasury Money Market Portfolio shares for more than one year, and short-term capital gain (or loss) if they have held such interest for one year or less;
(b) in accordance with Section 1032 of the Code, no gain or loss will be recognized by the 1784 Treasury Money Market Funds as a result of such transactions; (c) in accordance with Section 1012 of the Code, the basis of the 1784 Treasury Money Market Fund shares received by each shareholder of the BayFunds U.S. Treasury Money Market Portfolio will be the fair market value of such 1784 Treasury Money Market Fund shares as of the time of the Reorganization;

(d) in accordance with Section 1012 of the Code, the basis of the assets of the BayFunds U.S. Treasury Money Market Portfolio in the hands of a 1784 Treasury Money Market Fund will be the fair market value of the assets at the time of the Reorganization; (e) in accordance with Section 1223 of the Code, the holding period of the 1784 Treasury Money Market Fund shares received by each shareholder of the BayFunds U.S. Treasury Money Market Portfolio will begin on the date of the Reorganization, and will not include the period for which that shareholder held shares of the BayFunds U.S. Treasury Money Market Portfolio; and (f) in accordance with Section 1223 of the Code, the holding period of each 1784 Treasury Money Market Fund with respect to the assets of the BayFunds U.S. Treasury Money Market Portfolio will begin as of the date of the Reorganization, and will not include the period for which the assets were held by the BayFunds U.S. Treasury Money Market Portfolio. Bingham, Dana & Gould LLP will also deliver an opinion regarding the matters described in this paragraph.

     1784 Funds and BayFunds have not sought a tax ruling from the Internal Revenue Service (the "IRS"), but are acting in reliance upon the opinion of counsel discussed above. Such opinion of counsel will rely, as to certain factual matters, on certificates of officers of 1784 Funds and BayFunds. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

                     INFORMATION RELATING TO VOTING MATTERS


     GENERAL INFORMATION. This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Trustees of BayFunds in connection with the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of BayFunds or DF King or its agents may also solicit proxies by telephone or personal interview. Shareholders may also choose to vote their shares telephonically in accordance with the procedures adopted by the BayFunds Board of Trustees. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to BayFunds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Only shareholders of record at the close of business on September 20, 1996 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted: 317,719,773.8 Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio, 1,009,520,130.0 Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio, 216,221,334.7 shares of the BayFunds Money Market Portfolio, 8,967,926.3 shares of the BayFunds Equity Portfolio, 5,040,705.8 shares of the BayFunds Short Term Yield Portfolio, and 5,566,856.8 shares of the BayFunds Bond Portfolio. Each share or fraction thereof is entitled to one vote or fraction thereof, and all shares will vote separately by Acquired Fund and, with respect to the BayFunds U.S. Treasury Money Market Portfolio, separately by classes of shares of such Acquired Fund.


     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment(s) thereof. For information on adjournments of the Meeting, see "Quorum" below.

     SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement (and the transactions contemplated thereby) are being submitted for approval at the Meeting by the holders of a majority of the outstanding voting securities of both classes of the BayFunds U.S. Treasury Money Market Portfolio and a majority of the outstanding voting securities of the BayFunds Money Market Portfolio, the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio in accordance with the provisions of BayFunds' Declaration of Trust and the requirements of the 1940 Act. If the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio is not approved by a majority of the outstanding voting securities of both classes of the BayFunds U.S. Treasury Money Market Portfolio, the Reorganization with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund will not be consummated. The term "majority of the outstanding voting securities" of an Acquired Fund or of a class of an Acquired Fund as used herein means the lesser of (a) 67% of the shares of the particular Acquired Fund or of a particular class of shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund or the class of shares of the Acquired Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Acquired Fund or of such class of shares of such Acquired Fund.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. With respect to each Reorganization proposal, abstentions and broker non-votes will be considered to be a vote against such Reorganization proposal.

     The vote of the shareholders of the corresponding Acquiring Funds is not being solicited because their approval or consent is not necessary for the Reorganizations to be consummated.


     At September 20, 1996, BayBank, N.A. and its affiliates held of record 0%, 90.5%, 69.3%, 72.3%, 64.3% and 87.3% of the Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio, the Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio, the BayFunds Money Market Portfolio, the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio, respectively. As a result BayBank, N.A. may be deemed to be a "controlling person" of each of the Acquired Funds under the 1940 Act.


     At September 20, 1996, the name, address and percentage share ownership of the persons who beneficially owned 5% or more of any class of shares of any of the Acquired Funds, and the percentage share ownership of the corresponding Acquiring Fund to be owned by such person upon consummation of the Reorganization of such Acquired Funds are as follows:




BAYFUNDS MONEY MARKET PORTFOLIO -- TRUST SHARES


                                                                                      PERCENT OF
                                                                   PERCENT OF       CORRESPONDING
                                                                  ACQUIRED FUND     ACQUIRING FUND
                                                                  -------------     --------------
BayBank, N.A. as Trustee for                                          14.4%                14.4%
BayBanks Savings, Profit Sharing
and Stock Ownership Plan-Money Market Fund
175 Federal Street
Boston, MA 02110

BayBanks, Inc. Pension Plan                                            8.6%                 8.6%
175 Federal Street
Boston, MA 02110

BAYFUNDS EQUITY PORTFOLIO -- INSTITUTIONAL SHARES

                                                                                     PERCENT OF
                                                                                    CORRESPONDING
                                                                    PERCENT         ACQUIRING FUND
                                                                    -------         --------------
BayBank, N.A. as Trustee for                                          26.7%                12.0%
BayBanks Savings, Profit Sharing
and Stock Ownership Plan-Equity Fund
175 Federal Street
Boston, MA 02110

BayBank Trustee for F.W. Webb                                          5.8%            Less than
Savings Equity Fund                                                                           5%
200 Middlesex Turnpike
Burlington, MA 01803

                                                                                     PERCENT OF
                                                                                    CORRESPONDING
                                                                    PERCENT         ACQUIRING FUND
                                                                    -------         --------------
BayBank Agent - Electro Switch Comp.                                   5.0%          Less than 5%
Retirement Plan
775-1 Pleasant Street
Weymouth, MA 02189

BAYFUNDS SHORT TERM YIELD PORTFOLIO -- INSTITUTIONAL SHARES

                                                                                      PERCENT OF
                                                                   PERCENT OF       CORRESPONDING
                                                                  ACQUIRED FUND     ACQUIRING FUND
                                                                  -------------     --------------
BayBank, N.A. as Trustee for                                          62.2%             13.3%
BayBanks Savings, Profit Sharing
and Stock Ownership Plan-Short Term Fund
175 Federal Street
Boston, MA 02110


BAYFUNDS BOND PORTFOLIO -- INSTITUTIONAL SHARES

                                                                                     PERCENT OF
                                                                                    CORRESPONDING
                                                                    PERCENT         ACQUIRING FUND
                                                                    -------         --------------
BayBank, N.A. as Trustee for                                          13.7%          Less than 5.%
BayBanks Savings, Profit Sharing
and Stock Ownership Plan-Bond Fund
175 Federal Street
Boston, MA 02110

BayBank Trustee for Universal Fasteners-                               8.2%          Less than 5.%
Lawrenceburg Salaried Pension Plan
Capp Turner c/o Universal Fasteners
PO Box 240
Lawrenceburg, KY 40342

BayBank Agent - Electro Switch Corp.                                   7.5%          Less than 5.%
Retirement Plan
775-1 Pleasant Street
Weymouth, MA 02189

BayBank Trustee for F.W. Webb                                          5.5%          Less than 5.%
Savings Bond Fund
200 Middlesex Turnpike
Burlington, MA 01803

BAYFUNDS BOND PORTFOLIO -- INVESTMENT SHARES

                                                                                      PERCENT OF
                                                                   PERCENT OF       CORRESPONDING
                                                                  ACQUIRED FUND     ACQUIRING FUND
                                                                  -------------     --------------
Power Curve Corporation                                             5.6%              Less than 5.%
2000 West Park Drive
Westboro, MA 01581




     At September 20, 1996, the trustees and officers of BayFunds, as a group, owned less than 1% of the outstanding shares of each of the Acquired Funds. At September 20, 1996, the trustees and officers of 1784 Funds owned less than 1% of the outstanding shares of each of the Acquiring Funds.

     As of September 20, 1996, National Financial Services Corp., 200 Liberty Street, New York, NY 10281, owned of record the following percentages of the outstanding shares of the following Acquiring Funds:

              1784 U.S. Treasury Money Market Fund -- 30.8%
              1784 Institutional U.S. Treasury Money Market Fund -- 6.1% 1784 Short-Term Income Fund -- 19.4%

     After giving effect to the Reorganizations, National Financial Services Corp., 200 Liberty Street, New York, NY 10281, will own of record the following percentages of the outstanding shares of the following Acquiring Funds:

              1784 U.S. Treasury Money Market Fund -- 19.9%
              1784 Institutional U.S. Treasury Money Market Fund -- 5.1% 1784 Short-Term Income Fund -- 12.9%

     As of September 20, 1996, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Acquiring
Funds:

              1784 Institutional U.S. Treasury Money Market Fund -- 32.6% 1784 Short-Term Income Fund -- 60.3%
              1784 Income Fund -- 93.9%
              1784 Growth Fund -- 93.3%

     After giving effect to the Reorganizations, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, will own of record the following percentages of the outstanding shares of the following Acquiring Funds:

              1784 Institutional U.S. Treasury Money Market Fund -- 27.4% 1784 Short-Term Income Fund -- 40.2%
              1784 Income Fund -- 76.8%
              1784 Growth Fund -- 35.9%


     APPRAISAL RIGHTS. Shareholders are not entitled to any rights of share appraisal under the BayFunds' Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the Reorganizations. Shareholders do have the right to redeem their shares of an Acquired Fund from BayFunds at net asset value until the Effective Time of the Reorganization of such Acquired Fund and thereafter may redeem from 1784 Funds the shares of the Acquiring Fund acquired by them in the Reorganization of such Acquired Fund at net asset value.

     QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A shareholder vote may be taken with respect to one or more Acquired Funds or classes of shares of an Acquired Fund prior to any such adjournment if sufficient votes have been received for approval with respect to any such Acquired Fund or class of shares. A quorum is constituted with respect to a Acquired Fund (or of a class of shares of an Acquired Fund) by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund (or of such class, as the case may be) entitled to vote at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

     ANNUAL MEETINGS. 1784 Funds does not presently intend to hold annual meetings of shareholders for the election of trustees and other business unless and until such time as less than a majority of the trustees holding office have been elected by the shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more trustees or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of 1784 Funds' outstanding shares of common stock. To the extent required by law, 1784 Funds will assist in shareholder communications on such matters.

                    ADDITIONAL INFORMATION ABOUT 1784 FUNDS


     Additional information about each of the Acquiring Funds is included in the Prospectus of 1784 Funds which accompanies this Prospectus/Proxy Statement and is incorporated by reference herein. Additional information may also be obtained from the Statement of Additional Information of 1784 Funds and the Annual Reports for the fiscal year ended May 31, 1996, which have been filed with the SEC. A copy of the Statement of Additional Information and the Annual Reports for the fiscal year ended May 31, 1996 may be obtained without charge by calling 1784 Funds at 1-800-252-1784. 1784 Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements must file reports, proxy statements and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.


     The current trustees and officers of 1784 Funds will continue as trustees and officers following the Reorganizations. Following the Reorganizations, Sara
L. Johnson and Alvin J. Silk, currently trustees of BayFunds, will become trustees of 1784 Funds. The name of each trustee and officer as well as information concerning his or her principal occupations during the past five years are set forth below (their titles may have varied during the period). Information regarding Sara L. Johnson and Alvin J. Silk is provided under the heading "Additional Information about BayFunds" below. An asterisk indicates a trustee who may be deemed to be an "interested person" (as defined in the 1940
Act) of 1784 Funds.

     DAVID H. CARTER -- Trustee -- 224 Polpis Road, Nantucket, Massachusetts 02554 (date of birth March 21, 1933). Trustee, St. James Portfolios, since June, 1994; Main Board Director, Touche Remnant & Co. (investment advisor), 1982-1988; Managing Director, Bearbull (UK) Ltd., London (investment advisor), 1988-January 1993.

     TARRANT CUTLER -- Trustee -- 5 Masconomo Street, Manchester, Massachusetts 01944 (date of birth June 12, 1926). Senior Executive Vice President, Massachusetts Financial Services Company, retired in 1991.

     KENNETH A. FROOT -- Trustee -- Harvard University Graduate School of Business, Boston, Massachusetts 02163 (date of birth July 5, 1957). The Industrial Bank of Japan Professor of Finance and Director of Research, Harvard University Graduate School of Business, since 1993; Thomas Henry Carroll-Ford Visiting Professor of Business Administration, Harvard University Graduate School of Business, 1991-1993; Associate Professor of Management with Tenure, Sloan School of Management, Massachusetts Institute of Technology, 1991-May 1992; Ford International Development Chair, Sloan School, 1987-1990; Research Associate, National Bureau of Economic Research, 1990-present.

     KATHRYN F. MUNCIL -- Trustee -- c/o Fort William Henry Corporation, Canada Street, Lake George, New York 12845 (date of birth November 30, 1958). Chief Financial Officer, Fort William Henry Corporation, since 1993; Treasurer, Spaulding Investment Company (property management) 1985-1993.

     *ROBERT A. NESHER -- Trustee, President & Chief Executive Officer -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth August 17,
1946). Retired since 1994. Director and Executive Vice President of SEI 1986 to July, 1994. Director and Executive Vice President of the Administrator and Distributor 1981 to July, 1994.

     ROGER P. JOSEPH -- Secretary -- 150 Federal Street, Boston, Massachusetts 02110 (date of birth October 3, 1951). Partner, Bingham, Dana & Gould LLP, counsel to 1784 Funds, since 1983.

     MARC H. CAHN -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth June 19, 1957). Vice President and Assistant Secretary of SEI, the Administrator and Distributor, since May, 1996. Associate General Counsel Barclays Bank PLC (May 1995-May
1996). ERISA counsel, First Fidelity Bancorporation (1994-1995). Associate, Morgan, Lewis & Bockius (1989-1994).

     TODD CIPPERMAN -- Vice President, Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth February 14, 1966). Vice President and Assistant Secretary of SEI, the Administrator and Distributor, since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

     DAVID G. LEE -- Senior Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 16, 1952). Senior Vice President of SEI, the Administrator and the Distributor, since 1993. Vice President of SEI, the Administrator and the Distributor, from 1991 to 1993. President of GW Sierra Trust Funds before 1991.

     JOSEPH M. LYDON -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth September 27, 1959). Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

     STEPHEN G. MEYER -- Controller -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth July 12, 1965). Vice President and Controller, Chief Accounting Officer of SEI since 1992. Senior Associate, Coopers & Lybrand L.L.P. from 1990 to 1992. Internal Audit, Vanguard Group of Investments prior to 1990.

     BARBARA A. NUGENT -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth June 18, 1956). Vice President and Assistant Secretary of SEI, the Administrator and Distributor, since April, 1996. Associate with Drinker, Biddle & Reath, from 1994 to 1996. Assistant Vice President/Administration, Delaware Service Company, Inc., from 1992 to 1993. Assistant Vice President-Operations, Delaware Service Company, Inc., from 1988 to 1992.

     SANDRA K. ORLOW -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth October 18, 1953). Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

     KEVIN P. ROBINS -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 15, 1961). Senior Vice President of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor, from 1992 to 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

     KATHRYN L. STANTON -- Vice President and Assistant Secretary -- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth November 18, 1958). Vice President and Assistant Secretary of SEI, the Administrator and Distributor, since 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

                     ADDITIONAL INFORMATION ABOUT BAYFUNDS


     Additional information about each of the Acquired Funds is included in the Prospectuses of BayFunds which accompany this Prospectus/Proxy Statement and are incorporated by reference herein. Additional information may also be obtained from the Combined Statements of Additional Information of BayFunds, the Annual Reports for the fiscal year ended December 31, 1995 and the Semi-Annual Reports for the six-month period ended June 30, 1996, which have been filed with the SEC. Copies of the Combined Statements of Additional Information, the Annual Reports and the Semi-Annual Reports may be obtained without charge by calling BayFunds at 1-800-BAY-FUND. BayFunds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements must file reports, proxy statements and other information with the SEC.
These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.


     The name of each trustee and officer of BayFunds as well as information concerning his or her principal occupations during the past five years are set forth below. An asterisk indicates a trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of BayFunds.


     *KENNETH G. CONDON -- Trustee -- 11 Dudley Road, Sudbury, Massachusetts (date of birth August 14, 1947). Treasurer, (since June 1992) and Vice President for Financial Affairs (1984 through present), Boston University; Member, BayBank Trust Advisory Board; Member, Regional Strategic Planning Committee, BayBanks, Inc.; Director, Seragen, Inc.; Director, WABU-TV; Trustee and Chairman of the Finance/Audit Committee, Newbury College; formerly, Director and Member of Audit Committee, BayBank Harvard Trust Co.; Director and Treasurer of the Boston Chapter of the Financial Executives Institute.


     ROBERT W. EISENMENGER -- Trustee -- 92 Woodland Street, Natick, Massachusetts (date of birth June 30, 1926). Consultant; formerly, First Vice President of the Federal Reserve Bank of Boston, and Executive Director for Priced Services for the Federal Reserve System; Trustee, Massachusetts Congregational Fund; Trustee and Consultant, Cape Cod Five Cents Savings Bank.

     SARA L. JOHNSON -- Trustee -- 30 Eaton Court, Wellesley Hills, Massachusetts (date of birth November 16, 1951). Chief Regional Economist (since 1995) and principal (since 1992), Director of Regional Forecasting, Managing Economist for Regional Information Group's Eastern Regions (1988-1991) and Senior Economist, U.S. Economic Service (1983-1988), DRI/McGraw Hill.

     ERNEST R. MAY -- Trustee -- John F. Kennedy School of Government, Cambridge, Massachusetts (date of birth November 19, 1928). Charles Warren Professor of History, Harvard University; Chair, Board of Visitors, Joint Military Intelligence College; Chair, Board of Control, John Anson Kittredge Educational Fund; Director, Charles Warren Center for Studies in American History, Harvard University.

     ALVIN J. SILK -- Trustee -- Graduate School of Business Administration, Harvard University, Soldiers Field Road, Boston, Massachusetts (date of birth December 31, 1935). Co-Chairman, Marketing Area and Lincoln Filene Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-present); formerly, Erwin H. Schell Professor of Management, Sloan School of Management, Massachusetts Institute of Technology; formerly, Director, BayBank Systems, Inc.; Trustee, Marketing Science Institute; Director, Reed and Barton, Inc.

     GLEN R. JOHNSON -- President and Treasurer -- Federated Investors Tower, Pittsburgh, Pennsylvania (date of birth May 2, 1929). Trustee, Federated Investors; President and/or Trustee of certain investment companies distributed by Federated Securities Corp.; staff member, Federated Securities Corp. and Federated Administrative Services.

     C. CHRISTINE THOMSON -- Vice President and Assistant Treasurer -- Federated Investors Tower, Pittsburgh, Pennsylvania (date of birth September 1,
1957). Vice President, Federated Administrative Services and Vice President and Assistant Treasurer of certain investment companies distributed by Federated Securities Corp.

     VICTOR R. SICLARI -- Secretary -- Federated Investors Tower, Pittsburgh, Pennsylvania (date of birth November 17, 1961). Vice President and Corporate Counsel, Federated Administrative Services; formerly, Attorney, Morrison & Foerster (law firm).

                                   LITIGATION

     Neither BayFunds nor 1784 Funds is involved in any litigation that would have any material adverse financial effect upon any of the Acquired Funds or the Acquiring Funds.

                              FINANCIAL HIGHLIGHTS


     BAYFUNDS FINANCIAL HIGHLIGHTS. The tables below provide financial information for the Investment Shares and Institutional Shares of each of the BayFunds U.S. Treasury Money Market Portfolio, the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio, and the information for the Investment Shares and the Trust Shares for the BayFunds Money Market Portfolio. This information is derived from the BayFunds' unaudited financial statements for the six-month period ended June 30, 1996. This data should be read in conjunction with the unaudited financial statements and related notes which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial highlights for the Acquired Funds for prior periods are contained in BayFunds' Prospectuses dated March 1, 1996, as supplemented August 16, 1996 and September 26, 1996. The financial statements for the Acquired Funds' prior periods are contained in BayFunds Money Market Portfolios' Annual Report to Shareholders and the BayFunds Income & Equity Portfolios' Annual Report to Shareholders and are incorporated by reference into BayFunds' Combined Statements of Additional Information dated March 1, 1996, which are incorporated herein by reference.


BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

                                                              INVESTMENT SHARES     INSTITUTIONAL SHARES
                                                              -----------------     --------------------
Net Asset Value, beginning of period......................         $   1.00               $   1.00
Net Investment Income.....................................             0.02                   0.02
Net Realized and Unrealized Gain/(Loss) on Investments....               --                     --
Total from Investment Operations..........................             0.02                   0.02
Dividends to Shareholders from Net Investment Income......            (0.02)                 (0.02)
Distributions to Shareholders from Net Realized Gain on
  Investment Transactions.................................               --                     --
Total Distributions.......................................            (0.02)                 (0.02)
Net Asset Value, end of period............................         $   1.00               $   1.00
Total Return..............................................             2.39%                  2.52%
Expenses..................................................             0.62%                  0.37%
Net Investment Income.....................................             4.76%                  5.01%
Expense Waiver/Reimbursement..............................               --                     --
Net Assets, end of period (000 omitted)...................         $295,076               $986,971
Portfolio turnover rate...................................               --                     --


BAYFUNDS MONEY MARKET PORTFOLIO

                                                              INVESTMENT SHARES         TRUST SHARES
                                                              -----------------         ------------
Net Asset Value, beginning of period......................          $ 1.00                $   1.00
Net Investment Income.....................................             0.02                   0.02
Net Realized and Unrealized Gain/(Loss) on Investments....               --                     --
Total from Investment Operations..........................             0.02                   0.02
Dividends to Shareholders from Net Investment Income......            (0.02)                 (0.02)
Distributions to Shareholders from Net Realized Gain on
  Investment Transactions.................................               --                     --
Total Distributions.......................................            (0.02)                 (0.02)
Net Asset Value, end of period............................          $ 1.00                $  1.00
Total Return..............................................             2.35%                  2.48%
Expenses..................................................             0.85%                  0.60%
Net Investment Income.....................................             4.69%                  4.95%
Expense Waiver/Reimbursement..............................               --                     --
Net Assets, end of period (000 omitted)...................          $44,794               $169,894
Portfolio turnover rate...................................               --                     --


BAYFUNDS EQUITY PORTFOLIO

                                                              INVESTMENT SHARES     INSTITUTIONAL SHARES
                                                              -----------------     --------------------
Net Asset Value, beginning of period......................          $ 13.04                $ 13.04
Net Investment Income.....................................             0.02                   0.04
Net Realized and Unrealized Gain/(Loss) on Investments....             1.53                   1.52
Total from Investment Operations..........................             1.55                   1.56
Dividends to Shareholders from Net Investment Income......            (0.02)                 (0.03)
Distributions to Shareholders from Net Realized Gain on
  Investment Transactions.................................               --                     --
Total Distributions.......................................            (0.02)                 (0.03)
Net Asset Value, end of period............................          $ 14.57                $ 14.57
Total Return..............................................            11.87%                 12.00%
Expenses..................................................             1.24%                  0.99%
Net Investment Income.....................................             0.30%                  0.55%
Expense Waiver/Reimbursement..............................               --                     --
Net Assets, end of period (000 omitted)...................          $35,684                $91,020
Portfolio turnover rate...................................               27%                    27%


BAYFUNDS SHORT TERM YIELD PORTFOLIO

                                                              INVESTMENT SHARES     INSTITUTIONAL SHARES
                                                              -----------------     --------------------
Net Asset Value, beginning of period......................          $  9.28                $  9.28
Net Investment Income.....................................             0.26                   0.27
Net Realized and Unrealized Gain/(Loss) on Investments....            (0.16)                 (0.16)
Total from Investment Operations..........................             0.10                   0.11
Dividends to Shareholders from Net Investment Income......            (0.26)                 (0.27)
Distributions to Shareholders from Net Realized Gain on
  Investment Transactions.................................               --                     --
Total Distributions.......................................            (0.26)                 (0.27)
Net Asset Value, end of period............................          $  9.12                $  9.12
Total Return..............................................             1.06%                  1.19%
Expenses..................................................             1.12%                  0.87%
Net Investment Income.....................................             5.57%                  5.81%
Expense Waiver/Reimbursement..............................               --                     --
Net Assets, end of period (000 omitted)...................          $17,240                $30,984
Portfolio turnover rate...................................               48%                    48%

BAYFUNDS BOND PORTFOLIO

                                                              INVESTMENT SHARES     INSTITUTIONAL SHARES
                                                              -----------------     --------------------
Net Asset Value, beginning of period......................           $10.31                $10.31
Net Investment Income.....................................              .29                    .30
Net Realized and Unrealized Gain/(Loss) on Investments....            (0.44)                 (0.44)
Total from Investment Operations..........................            (0.15)                 (0.14)
Dividends to Shareholders from Net Investment Income......            (0.29)                 (0.30)
Distributions to Shareholders from Net Realized Gain on
  Investment Transactions.................................               --                     --
Total Distributions.......................................            (0.29)                 (0.30)
Net Asset Value, end of period............................           $ 9.87                $ 9.87
Total Return..............................................            (1.48%)                (1.36)%
Expenses..................................................             1.12%                  0.87%
Net Investment Income.....................................             5.86%                  6.12%
Expense Waiver/Reimbursement..............................               --                     --
Net Assets, end of period (000 omitted)...................           $5,951                $50,661
Portfolio turnover rate...................................               93%                    93%

     1784 FUNDS FINANCIAL HIGHLIGHTS. The tables below provide financial information for the Class A Shares of the 1784 U.S. Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market Fund, the 1784 Growth Fund, the 1784 Short-Term Income Fund, and the 1784 Income Fund. This information is derived from 1784 Funds' audited financial statements for the fiscal year ended May 31, 1996. The financial highlights and financial statements for the Acquiring Funds for prior periods are contained in the 1784 Funds' Prospectus dated October 1, 1996 which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference and 1784 Funds' Annual Reports to Shareholders which are incorporated by reference into the 1784 Funds' Statement of Additional Information dated October 1, 1996, which is incorporated herein by reference.


1784 U.S. TREASURY MONEY MARKET FUND

                                                                                 CLASS A SHARES
                                                                                 --------------
Net Asset Value, beginning of period...........................................     $   1.00
Net Investment Income..........................................................         0.05
Net Realized and Unrealized Gain/(Loss) on Investments.........................           --
Total from Investment Operations...............................................         0.05
Dividends to Shareholders from Net Investment Income...........................        (0.05)
Distributions to Shareholders from Net Realized Gain on Investment
  Transactions.................................................................           --
Total Distributions............................................................        (0.05)
Net Asset Value, end of period.................................................     $   1.00
Total Return...................................................................         5.16%
Expenses.......................................................................         0.64%
Net Investment Income..........................................................         5.02%
Expense Waiver/Reimbursement...................................................         0.11%
Net Assets, end of period (000 omitted)........................................     $ 78,999
Portfolio turnover rate........................................................           --

1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
Net Asset Value, beginning of period...........................................     $   1.00
Net Investment Income..........................................................         0.05
Net Realized and Unrealized Gain/(Loss) on Investments.........................           --
Total from Investment Operations...............................................         0.05
Dividends to Shareholders from Net Investment Income...........................        (0.05)
Distributions to Shareholders from Net Realized Gain on Investment
  Transactions.................................................................           --
Total Distributions............................................................        (0.05)
Net Asset Value, end of period.................................................     $   1.00
Total Return...................................................................         5.45%
Expenses.......................................................................         0.32%
Net Investment Income..........................................................         5.29%
Expense Waiver/Reimbursement...................................................         0.07%
Net Assets, end of period (000 omitted)........................................     $644,733
Portfolio turnover rate

1784 GROWTH FUND

                                                                                 CLASS A SHARES
                                                                                 --------------
Net Asset Value, beginning of period...........................................     $  10.00
Net Investment Income..........................................................         0.02
Net Realized and Unrealized Gain/(Loss) on Investments.........................         1.25
Total from Investment Operations...............................................         1.27
Dividends to Shareholders from Net Investment Income...........................           --
Distributions to Shareholders from Net Realized Gain on Investment
  Transactions.................................................................           --
Total Distributions............................................................           --
Net Asset Value, end of period.................................................     $  11.27
Total Return...................................................................        12.70%*
Expenses.......................................................................         0.20%
Net Investment Income..........................................................         1.75%
Expense Waiver/Reimbursement...................................................         1.53%
Net Assets, end of period (000 omitted)........................................     $ 46,026
Portfolio turnover rate........................................................            0%

---------------
* From commencement of operations (3/28/96). Not annualized.

1784 SHORT-TERM INCOME FUND

                                                                                 CLASS A SHARES
                                                                                 --------------
Net Asset Value, beginning of period...........................................     $  10.09
Net Investment Income..........................................................         0.06
Net Realized and Unrealized Gain/(Loss) on Investments.........................        (0.12)
Total from Investment Operations...............................................         0.48
Dividends to Shareholders from Net Investment Income...........................        (0.60)
Distributions to Shareholders from Net Realized Gain on Investment
  Transactions.................................................................        (0.40)
Total Distributions............................................................        (0.64)
Net Asset Value, end of period.................................................     $   9.93
Total Return...................................................................         4.87%
Expenses.......................................................................         0.63%
Net Investment Income..........................................................         5.87%
Expense Waiver/Reimbursement...................................................         0.43%
Net Assets, end of period (000 omitted)........................................     $ 86,383
Portfolio turnover rate........................................................        95.06%

1784 INCOME FUND

Net Asset Value, beginning of period...........................................     $  10.39
Net Investment Income..........................................................         0.65
Net Realized and Unrealized Gain/(Loss) on Investments.........................        (0.37)
Total from Investment Operations...............................................         0.28
Dividends to Shareholders from Net Investment Income...........................        (0.65)
Distributions to Shareholders from Net Realized Gain on Investment
  Transactions.................................................................        (0.12)
Total Distributions............................................................        (0.77)
Net Asset Value, end of period.................................................     $   9.90
Total Return...................................................................         2.64%
Expenses.......................................................................         0.80%
Net Investment Income..........................................................         6.17%
Expense Waiver/Reimbursement...................................................         0.40%
Net Assets, end of period (000 omitted)........................................     $235,022
Portfolio turnover rate........................................................       100.51%

                              FINANCIAL STATEMENTS


     The financial highlights and financial statements for shares of the Acquiring Funds (other than the 1784 Prime Money Market Fund) for the fiscal year ended May 31, 1996 are contained in 1784 Funds' Prospectus dated October 1, 1996 and incorporated by reference in 1784 Funds' Statement of Additional Information dated October 1, 1996, which Prospectus and Statement of Additional Information are incorporated by reference in this Prospectus/Proxy Statement. The financial statements and financial highlights for shares of the Acquired Funds for the fiscal year ended December 31, 1995 are contained in BayFunds' Prospectuses dated March 1, 1996, as supplemented August 16, 1996 and September 26, 1996, and incorporated by reference in BayFunds' Combined Statements of Additional Information dated March 1, 1996, which Prospectuses and Combined Statements of Additional Information are incorporated by reference in this Prospectus/Proxy Statement.

     The statements of assets and liabilities of the Acquiring Funds (other than the 1784 Prime Money Market Fund), including the portfolios of investments as of May 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated in the financial statements that are included in the 1784 Funds' Prospectus and incorporated by reference in the 1784 Funds' Statement of Information and incorporated by reference in this Prospectus/Proxy Statement, have been incorporated by reference herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

     The statements of assets and liabilities of the Acquired Funds, including the portfolio investments as of December 31, 1995, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated in the financial statements that are included in BayFunds' Prospectuses and incorporated by reference in BayFunds' Combined Statements of Additional Information and incorporated by reference in this Prospectus/Proxy Statement, have been incorporated herein in reliance on the reports of Ernst & Young LLP, given on the authority of that firm as experts in accounting and auditing.

             MANAGEMENT'S DISCUSSION OF ACQUIRING FUND PERFORMANCE


     THE 1784 SHORT-TERM INCOME FUND. Since its inception in July 1994, the 1784 Short-Term Income Fund has grown to a total of $86.4 million in assets. For the year ended May 31, 1996, the 1784 Short-Term Income Fund had a total return of 4.87%, compared with 5.01% for the Lehman Brothers Mutual Fund 1-5 Year Corporate Government Index, and 4.92% for the Lipper Short Investment-Grade Debt Funds Average. Based on total return, the 1784 Short-Term Income Fund ranked among the top half (46 out of 92) of the Lipper Short Investment-Grade Debt Funds for the period June 1, 1995 to May 31, 1996. The 1784 Short-Term Income Fund's return and resulting ranking are net of waiver of management fees and certain expenses.

     The 1784 Short-Term Income Fund's performance can be attributed primarily to the 1784 Short-Term Income Fund's average-weighted-maturity and duration, which were slightly longer than the average for the Lehman Brothers index. While this strategy benefited the 1784 Short-Term Income Fund during the first eight months of the period, it had a negative impact on performance from February through April, when interest rates increased.

     All bonds currently held by the 1784 Short-Term Income Fund are investment grade and on May 31, 1996, 36% of these bonds were rated AA or higher by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. The assets of the 1784 Short-Term Income Fund are diversified on a quality basis and among government, corporate, asset-backed and taxable municipal securities. On May 31, 1996, the average-weighted-maturity of the portfolio was approximately 2.7 years, and the 1784 Short-Term Income Fund had a duration of 1.7 years.


                  [Line Chart: 1784 SHORT-TERM INCOME FUND]


     The graphic presentation displayed here consists of a chart representing the growth of a $10,000 investment in the 1784 Short-Term Income Fund since its inception on July 31, 1994. The chart features three distinct rows, shaded black for the 1784 Short-Term Income Fund shares, gray for the Lehman Brothers Mutual Fund 1-5 Year Corporate/Government Bond Index, and white for the Lipper Short Investment Grade Debt Funds Average, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in shares of the 1784 Short-Term Income Fund in 1994 would have grown to $11,118 in 1996 and compares such growth to the Lehman Brothers Mutual Fund 1-5 Year Corporate/Government Bond Index and the Lipper Short Investment-Grade Debt Funds Average, the results of which, for a short-term bond fund for that period, show that a $10,000 investment in 1994 would have grown to $11,236 in and $11,060 respectively, 1996. The annualized total return of the 1784 Short-Term Income Fund since July 1, 1994 is 6.06%. The annual total return for the period from June 1, 1995 through May 31, 1996 is 4.87%.

     THE 1784 INCOME FUND.  Since its inception in July 1994, the 1784
Income Fund has grown to a total of $235.0 million in assets. For the year ended May 31, 1996, the 1784 Income Fund had a total return of 2.64%, compared with 4.38% for the Lehman Brothers Aggregate Bond Index, and 3.43% for the Lipper Corporate Debt A-Rated Funds Average. The 1784 Income Fund's return is net of waiver of management fees and certain expenses.

     The 1784 Income Fund's underperformance can be attributed in large measure to its focus on credit quality -- the average quality of the 1784 Income Fund's portfolio is AA+. Year-to-date, higher quality issues have underperformed non-investment grade securities.

     The assets of the 1784 Income Fund are diversified among government, corporate, asset-backed and taxable municipal securities. On May 31, 1996 the average-weighted-maturity of the 1784 Income Fund was approximately 14 years with a duration of approximately 6 years.

     During the past year, average-weighted-maturity that was maintained was longer than that of the Lehman Brothers index in the belief that the economic weakness of forth quarter 1995 would extend into 1996. As a result, the 1784 Income Fund was more sensitive to changing interest rates during the past five months.


                        [LINE CHART: 1784 INCOME FUND]


     The graphic presentation displayed here consists of a chart representing the growth of a $10,000 investment in the 1784 Income Fund since its inception on July 31, 1994. The chart features three distinct rows, shaded black for the 1784 Income Fund shares, gray for the Lehman Brothers Aggregate Bond Index, and white for the Lipper Corporate Debt A-Rated Funds Average, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in shares of the 1784 Income Fund in 1994 would have grown to $11,222 in 1996 and compares such growth to Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Average, the results of which, for a short-term bond fund for that period, show that a $10,000 investment in 1994 would have grown to $11,435 and $11,269, respectively, in 1996. The annualized total return of the 1784 Income Fund since
July 1, 1994 is 6.89%. The annual total reutrn for the period from June 1, 1995 through May 31, 1996 is 2.64%.

     THE 1784 GROWTH FUND. The 1784 Growth Fund began on March 28, 1996, and on May 31, 1996, its assets were $46.0 million. The 1784 Growth Fund posted a strong one-month total return of 4.06%, compared with a one-month total return of 3.94% for the Russell 2000 Index, and 2.65% for the Lipper Growth Average during the same period.

     The 1784 Growth Fund is a diversified portfolio invested primarily in the stocks of small- and mid-capitalization companies. Currently, the 1784 Growth Fund's holdings emphasize the technology, consumer non-durables, and healthcare sectors. More than 20% of the 1784 Growth Fund is invested in foreign securities, which may enhance performance as well as diversification.

     Since inception, strong returns in the technology sector have been the driving force in the 1784 Growth Fund's performance. Representative investments include Security Dynamics, Cambridge Technology Partners, and Intel. Other strong performers have been Chesapeake Energy, Geotek Communications, and Arterial Vascular Engineering.

     In the coming year, the 1784 Growth Fund will continue to invest primarily in high growth stocks, focusing on emerging growth companies with strong revenue and earnings increases. Bank of Boston, as the investment adviser, expects good results from technology and cyclical companies. Bank of Boston plans to maintain the 1784 Growth Fund's high exposure to international equities. Despite the weak performance of foreign stocks compared with U.S. markets in the past 12 months -- 10.55% total return for the EAFE index compared to 28.43% for the S&P 500 -- Bank of Boston believes valuations are attractive in these markets and that they will begin to outperform U.S. equities.


                        [LINE CHART: 1784 GROWTH FUND]


     The graphic presentation displayed here consists of a chart representing the growth of a $10,000 investment in the 1784 Growth Fund since its inception on March 28, 1996. The chart features three distinct rows, shaded black for the 1784 Growth Fund shares, gray for the Lipper Growth Average, and white for the Russell 2000 Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in shares of the 1784 Growth Fund on March 31, 1996 would have grown to $11,270 in May, 1996 and compares such growth to the Lipper Growth Average and the Russell 2,000 Index, the results of which, for an equity growth fund for that period, show that a $10,000 investment on March 31, 1996 would have grown to $10,600 and $10,950, respectively, in May 1996. The cumulative total return of the 1784 Growth Fund since March 28, 1996 is 12.70%.

                                 OTHER BUSINESS

     BayFunds' Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to BayFunds in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-BAY-FUND.


                               *       *       *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION, made as of September 26, 1996, between BayFunds, a Massachusetts business trust established under a Declaration of Trust dated April 1, 1991 ("BayFunds"), and 1784 Funds, a Massachusetts business trust established under a Declaration of Trust dated February 5, 1993 ("1784 Funds").


     WHEREAS, the parties hereto desire that substantially all of the assets and balance sheet liabilities of each of the series of BayFunds be transferred to, and be acquired and assumed by, certain series of 1784 Funds in exchange for shares of such series of 1784 Funds which shall thereafter be distributed by BayFunds to the holders of the shares of its series, all as described in this Agreement (each such transaction of a series of BayFunds with the corresponding series of 1784 Funds, a "Reorganization"); and

     WHEREAS, the parties intend that the 1784 Prime Money Market Fund, a series of 1784 Funds, will have nominal assets and liabilities before the Reorganization between it and the BayFunds Money Market Portfolio and will continue the investment operations of the BayFunds Money Market Portfolio after such Reorganization; and

     WHEREAS, the parties intend that, in connection with the Reorganizations, BayFunds and each of the series of BayFunds shall be terminated and BayFunds shall be deregistered as described in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and subject to the terms and conditions hereof, and intending to be legally bound hereby, BayFunds and 1784 Funds hereby agree as follows:

     [SECTION] 1. TRANSFER OF THE ASSETS OF THE SERIES OF BAYFUNDS.

     [Section]1.1. (a) At the Effective Time (as defined in [Section]7 hereof) of the Reorganization of such series, all property of every description, and all interests, rights, privileges and powers of each of the series of BayFunds (each, an "Acquired Fund") other than cash in an amount necessary to pay any unpaid dividends and distributions declared as provided in [Section]4.1(h) hereof (such assets, the "Acquired Fund Assets") shall be transferred and conveyed by BayFunds on behalf of such Acquired Fund to 1784 Funds on behalf of one of its series (or, in the case of the BayFunds U.S. Treasury Money Market Portfolio, on behalf of the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund) as set forth in [Section]1.2 hereof (each, an "Acquiring Fund"), and shall be accepted by 1784 Funds on behalf of such Acquiring Fund or Acquiring Funds and 1784 Funds, on behalf of such Acquiring Fund or Acquiring Funds, shall assume all liabilities of such Acquired Fund reflected on a balance sheet of the Acquired Fund as of the Valuation Time (as defined in [Section]3 hereof) of the Reorganization of that Acquired Fund and reflected in the calculation of such Acquired Fund's net asset value as of such Valuation Time (the "Acquired Fund Liabilities"), so that at and after the Effective Time of the Reorganization of that Acquired
Fund: (i) all Acquired Fund Assets of such Acquired Fund shall become and be the assets of its Acquiring Fund or Acquiring Funds; and (ii) all Acquired Fund Liabilities of such Acquired Fund shall attach to its Acquiring Fund or Acquiring Funds as aforesaid and may thenceforth be enforced against such Acquiring Fund or Acquiring Funds to the extent as if the same had been incurred by it or them. Without limiting the generality of the foregoing, the Acquired Fund Assets of an Acquired Fund shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by that Acquired Fund, and, subject to [Section]1.1(b) hereof, any deferred or prepaid expenses shown as an asset on that Acquired Fund's books at the Effective Time of the Reorganization of such Acquired Fund, and all good will, all other intangible property and all books and records belonging to that Acquired Fund. Recourse by any person for the Acquired Fund Liabilities of an Acquired Fund assumed by an Acquiring Fund shall, at and after the Effective Time of the Reorganization of such Acquired Fund, be limited to such Acquiring Fund.

     (b) Notwithstanding [Section]1.1(a) hereof, unamortized organizational expenses of the Acquired Funds listed in [Section]1.2 hereof and the liabilities of the Acquired Funds listed in [Section]1.2 hereof to service providers who will not provide services to the Acquiring Funds after the Reorganizations shall not be transferred or assumed hereunder. The parties have been advised that the amounts of such expenses and liabilities will be paid by one or more third parties and will not be reflected on the balance sheets of such Acquired Funds as of the Valuation Times or the Effective Times of the Reorganizations.


     [Section]1.2. The assets of each Acquired Fund shall be acquired by the Acquiring Fund or Acquiring Funds identified below opposite its name, and the holders of each class of shares of such Acquired Fund shall receive the shares (which shall be of the class, if any, specified) of the Acquiring Fund identified below opposite the name of such class:

BAYFUNDS SERIES AND CLASSES                     1784 FUNDS SERIES AND CLASSES
---------------------------                     -----------------------------
BayFunds U.S. Treasury Money Market             1784 U.S. Treasury Money Market Fund
  Portfolio                                     Class A Shares
          Investment Shares
BayFunds U.S. Treasury Money Market             1784 Institutional U.S. Treasury Money
  Portfolio                                       Market Fund
          Institutional Shares
BayFunds Money Market Portfolio                 1784 Prime Money Market Fund
          Investment Shares
          Trust Shares
BayFunds Equity Portfolio                       1784 Growth Fund
          Investment Shares
          Institutional Shares
BayFunds Short Term Yield Portfolio             1784 Short-Term Income Fund
          Investment Shares
          Institutional Shares
BayFunds Bond Portfolio                         1784 Income Fund
          Investment Shares
          Institutional Shares

     In the case of the BayFunds U.S. Treasury Money Market Portfolio, the Investment Class Percentage (as defined below) of the Acquired Fund Assets of such Acquired Fund and of the Acquired Fund Liabilities of such Acquired Fund shall be transferred to and assumed by the 1784 U.S. Treasury Money Market Fund, and the Institutional Class Percentage (as defined below) of the Acquired Fund Assets and of the Acquired Fund Liabilities of such Acquired Fund shall be transferred to and assumed by the 1784 Institutional U.S. Treasury Money Market Fund. As used herein, the term "Investment Class Percentage" and the term "Institutional Class Percentage" shall mean the ratios expressed as percentages, calculated at the Valuation Time of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio, of (a) the net asset value of the BayFunds U.S. Treasury Money Market Portfolio attributable to, respectively, its Investment Shares and its Institutional Shares to (b) the net asset value of the BayFunds U.S. Treasury Money Market Portfolio attributable to all shares of such Acquired Fund. Subject to the foregoing, the specific Acquired Fund Assets and Acquired Fund Liabilities to be transferred by the BayFunds U.S. Treasury Money Market Portfolio to the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund shall be as identified in writing by the parties at the Effective Time of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with such Acquiring Funds, with the parties intending that, to the extent practicable and consistent with maintaining round lot denominations, each item of the Acquired Fund Assets of such Acquired Fund shall be transferred pro rata to the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund in accordance with, respectively, the Investment Class Percentage and the Institutional Class Percentage.

     [Section]1.3. In exchange for the transfer of the Acquired Fund Assets and the assumption of the Acquired Fund Liabilities, 1784 Funds will simultaneously issue at the Effective Time of the Reorganization to each Acquired Fund a number of full and fractional shares of the Acquiring Fund or Acquiring Funds as set forth in [Section]1.2 hereof (to the third decimal place), all determined and adjusted as provided in this Agreement. The number of shares of the Acquiring Funds so issued will have an aggregate net asset value equal to the value of the Acquired Fund Assets that are represented by the class of shares of the Acquired Fund, the holders of which shall receive such shares of the Acquiring Fund, as specified in [Section]1.2 hereof, all determined and adjusted as provided in this Agreement.

     [Section]1.4. The net asset value of shares of each of the Acquiring Funds and the net asset value of each class of shares of the Acquired Funds shall be determined as of the Valuation Time specified in [Section]3 hereof.


     [Section]1.5. The net asset value of the shares of each Acquiring Fund shall be computed in the manner set forth in such Acquiring Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). In determining the value of the securities transferred by each Acquired Fund to an Acquiring Fund, each security shall be priced in accordance with the policies and procedures of 1784 Funds as described in its then current prospectus for such Acquiring Fund. The net asset values of each class of shares of the Acquired Funds and of shares of the Acquiring Funds, excluding the BayFunds U.S. Treasury Money Market Portfolio, the BayFunds Money Market Portfolio, the 1784 U.S. Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 Prime Money Market Fund, will be computed as of the Valuation Time by pricing each security at its market value as of the Valuation Time. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by 1784 Funds. The net asset values of each class of shares of the BayFunds U.S. Treasury Money Market Portfolio and the BayFunds Money Market Portfolio and of shares of the 1784 U.S. Treasury Money Market Fund, the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 Prime Money Market Fund will be computed as of the Valuation Time in accordance with amortized cost procedures in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").


     [SECTION]2. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF BAYFUNDS. At the Effective Time of the Reorganization of an Acquired Fund, such Acquired Fund shall liquidate and distribute pro rata to the record holders of each class of its shares at such Effective Time the shares of the Acquiring Fund identified in [Section]1.2 hereof to be received by the holders of such class of such Acquired Fund. In addition, each shareholder of record of an Acquired Fund shall have the right to receive from that Acquired Fund any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization of such Acquired Fund with respect to the shares of such Acquired Fund that are held by the shareholder at the Effective Time of such Reorganization. In accordance with instructions it receives from BayFunds, 1784 Funds shall record on its books the ownership of shares of each Acquiring Fund by the record holders of the class of shares of the Acquired Fund identified in [Section]1.2 hereof. No redemption or repurchase of an Acquiring Fund's shares credited to former shareholders of BayFunds with respect to an Acquired Fund's shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to 1784 Funds' transfer agent for cancellation. The holder of any certificate or certificates representing a class of shares of an Acquired Fund shall immediately notify 1784 Funds of any loss, destruction or mutilation of such certificate or certificates, and the Board of Trustees of 1784 Funds, in its discretion, may require such owner or his or her legal representative to give to 1784 Funds a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board of Trustees of 1784 Funds shall determine, to indemnify 1784 Funds against any claim that may be made against it or on account of the alleged loss or destruction of any such certificate or certificates. All of the issued and outstanding shares of each class of each Acquired Fund shall be canceled on the books of BayFunds at the Effective Time of the Reorganization of that Acquired Fund and shall thereafter represent only the right to receive the class of shares of the Acquiring Fund identified in [Section]1.2 hereof, and the Acquired Fund's transfer book shall be closed permanently. As soon as practicable after the Reorganizations, counsel to BayFunds shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. After the Effective Time of the Reorganization of an Acquired Fund, BayFunds shall not conduct any business on behalf of that Acquired Fund, and after all of the Reorganizations have been consummated, BayFunds shall not conduct any business, except in connection with the liquidation and dissolution of the Acquired Funds, the termination of the Acquired Funds and BayFunds, and the deregistration of BayFunds.

     [SECTION]3. VALUATION TIME. Subject to [Section]1.5 hereof, the Valuation Time for the Reorganization of an Acquired Fund with the corresponding Acquiring Fund are Acquiring Funds shall be 4:00 p.m., Eastern Time, on such date as may be agreed in writing by the authorized officers of both parties hereto, which date shall be no later than May 29, 1997.


     [SECTION]4. REPRESENTATIONS AND WARRANTIES.


     [Section]4.1. BayFunds, on behalf of itself and each Acquired Fund, represents and warrants to 1784 Funds as follows:

          (a) It is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

          (b) It has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by BayFunds and represents BayFunds' valid and binding contract, enforceable in accordance with its terms. The execution, delivery, and consummation of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate any provision of BayFunds' Declaration of Trust or By-Laws or any agreement or undertaking of any nature to which it is a party or by which it is bound.

          (d) Each Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization of such Acquired Fund.

          (e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Fund Assets due or properly shown to be due on any return filed by any Acquired Fund with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund Assets of any Acquired Fund.

          (f) The financial statements for each of the Acquired Funds for the fiscal year ended December 31, 1995, audited by Ernst & Young LLP, copies of which have been previously furnished to 1784 Funds, present fairly the financial position of each Acquired Fund as of the respective dates indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

          (g) The unaudited financial statements for each Acquired Fund for the six month period ended June 30, 1996, copies of which have been previously furnished to 1784 Funds, present fairly the financial position of such Acquired Fund as of such date and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

          (h) Prior to its Valuation Date, each of the Acquired Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before December 31, 1995 and for the period from said date to and including the Effective Time of the Reorganization of such Acquired

     Fund (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 1995 and in the period from said date to and including such Effective Time.

          (i) At both the Valuation Time and the Effective Time of the Reorganization of an Acquired Fund, there shall be no known liabilities of such Acquired Fund, whether accrued, absolute, contingent or otherwise, not reflected on its balance sheet prepared as of such Valuation Time and in the net asset values per share of its outstanding shares.

          (j) There are no legal, administrative or other proceedings pending or, to BayFunds' knowledge threatened, against BayFunds or an Acquired Fund which could result in liability on the part of BayFunds or an Acquired Fund.

          (k) Subject to the approvals of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization of each Acquired Fund, BayFunds shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Assets of such Acquired Fund and, upon delivery and payment for the Acquired Fund Assets to be acquired by it as contemplated herein, an Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BayFunds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (m) Insofar as the following relate to BayFunds or any of the Acquired Funds, (i) the registration statement filed or to be filed by 1784 Funds on Form N-14 relating to the shares of the Acquiring Funds (other than the 1784 Prime Money Market Fund) that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a combined proxy statement of BayFunds with respect to the Acquired Funds being reorganized with such Acquiring Funds and prospectus of 1784 Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meetings referred to herein of such Acquired Funds and at the Effective Times of the Reorganizations of such Acquired Funds, and (ii) the proxy statement filed or to be filed by BayFunds relating to the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, and any supplement or amendment thereto and the documents contained or incorporated therein by reference (the "Money Market Portfolio Proxy Statement"), on the date the same is mailed to shareholders of the BayFunds Money Market Portfolio, at the time of any shareholders' meetings of the BayFunds Money Market Portfolio referred to herein and at the Effective Time of the Reorganization of the BayFunds Money Market Portfolio: (x) shall comply in all material respects with the provisions of the 1933 Act (in the case of the N-14 Registration Statement), the 1934 Act and the 1940 Act, the rules and regulations under those Acts, and state securities laws, and (y) shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (n) All of the issued and outstanding shares of each Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an Acquired Fund has any preemptive right of subscription or purchase in respect of such shares.

          (o) BayFunds shall not sell or otherwise dispose of any shares of an Acquiring Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

     [Section]4.2. 1784 Funds, on behalf of itself and each Acquiring Fund, represents and warrants to BayFunds as follows:

          (a) It is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

          (b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by 1784 Funds and represents 1784 Funds' valid and binding contract, enforceable in accordance with its terms. The execution, delivery, and consummation of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate any provision of 1784 Funds' Declaration of Trust or By-Laws, or any agreement or undertaking of any nature to which it is a party or by which it is bound.

          (d) Each Acquiring Fund has elected (or in the case of the 1784 Prime Money Market Fund will elect) to qualify and each of the Acquiring Funds (other than the 1784 Prime Money Market Fund) has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; each of the Acquiring Funds (other than the 1784 Prime Money Market Fund) has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and intends to continue to qualify as a regulated investment company.

          (e) The financial statements of each of the Acquiring Funds (other than the 1784 Prime Money Market Fund) for the fiscal year ended May 31, 1996, audited by Coopers & Lybrand LLP, copies of which have been previously furnished to BayFunds, present fairly the financial position of each Acquiring Fund as of the dates indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

          (f) At both the Valuation Time and the Effective Time of the Reorganization of an Acquiring Fund, there shall be no known liabilities of such Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected on its balance sheet prepared as of such Valuation Time and in the net asset values per share of its outstanding shares to be issued pursuant to this Agreement.

          (g) There are no legal, administrative or other proceedings pending or, to 1784 Funds' knowledge, threatened, against 1784 Funds or an Acquiring Fund which could result in liability on the part of 1784 Funds or an Acquiring Fund.

          (h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by 1784 Funds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (i) Insofar as the following relate to 1784 Funds or any of the Acquiring Funds, (i) the N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at the Effective Times of the Reorganizations of such Acquiring Funds, and
     (ii) the Money Market Portfolio Proxy Statement, on the date the same is mailed to shareholders of the BayFunds Money Market Portfolio, at the time of any shareholders' meetings of the BayFunds Money Market Portfolio referred to herein and at the Effective Time of the Reorganization of the BayFunds Money Market Portfolio: (x) shall comply in all material respects with the provisions of the 1933 Act (in the case of the N-14 Registration Statement), the 1934 Act and the 1940 Act, the rules and regulations under those Acts, and state securities laws, and (y) shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) The shares of each class of each Acquiring Fund to be issued and delivered to an Acquired Fund for the account of record holders of shares of such Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization of such Acquiring Fund and Acquired Fund and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws (assuming, in the case of the Reorganization of the BayFunds Money Market Portfolio and the 1784 Prime Money Market Fund, due registration of the outstanding shares of BayFunds Money Market Portfolio under the 1933 Act and such state securities laws), duly and validly issued, fully paid and non-assessable, and no shareholder of 1784 Funds shall have any preemptive right of subscription or purchase in respect of such shares.

     [SECTION].5. SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED FUNDS.

     [Section]5.1. As soon as practicable after the effective date of the N-14 Registration Statement in the case of each of the Acquired Funds other than the BayFunds Money Market Portfolio and as soon as practicable after the date when the Money Market Portfolio Proxy Statement can first be mailed to shareholders in the case of the BayFunds Money Market Portfolio, but in any event prior to the Effective Time of the Reorganization of each Acquired Fund and as a condition thereto, the Board of Trustees of BayFunds shall call, and BayFunds shall hold, a meeting of the shareholders of such Acquired Fund for the purpose of considering and voting upon:

          (a) approval of this Agreement and the transactions contemplated hereby, including, without limitation:

             (i) the transfer of the Acquired Fund Assets and Acquired Fund Liabilities of such Acquired Fund to an Acquiring Fund or Acquiring Funds in exchange for shares of such Acquiring Fund or Acquiring Funds, as set forth in [Section]1.2 hereof; and

             (ii) the liquidation of such Acquired Fund through the distribution to its record holders of shares of such Acquiring Fund or Acquiring Funds as described in this Agreement; and

          (b) such other matters as may be determined by the Boards of Trustees or authorized officers of the parties hereto.

     [Section]5.2. Approval of this Reorganization Agreement by the shareholders of an Acquired Fund shall constitute the waiver of the application of any fundamental policy of such Acquired Fund that might be deemed to prevent BayFunds from taking the actions necessary to effectuate the Reorganization of such Acquired Fund as described herein, and such policies, if any, shall be deemed to have been amended accordingly.

     [SECTION]6. N-14 REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS. 1784 Funds shall file the N-14 Registration Statement under the 1933 Act, and BayFunds shall file the combined prospectus/proxy statement contained therein and the Money Market Portfolio Proxy Statement under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable. Each of 1784 Funds and BayFunds has cooperated and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, 1940 Act, the rules and regulation under each of those Acts and state securities laws, to be included in the N-14 Registration Statement and the Money Market Portfolio Proxy Statement.

     [SECTION]7. EFFECTIVE TIMES OF REORGANIZATIONS. Delivery of the Acquired Fund Assets and the shares of each Acquiring Fund to be issued pursuant to [Section]1 hereof and the liquidation of such Acquired Fund pursuant to [Section]2 hereof shall occur at the opening of business on the next business day following the Valuation Time for such Reorganization, or on such other date, and at such place and time and date, agreed to by the Boards of Trustees or authorized officers of the parties hereto. The date and time at which such actions are taken in connection with a Reorganization are referred to herein as the "Effective Time" of such Reorganization. To the extent any Acquired Fund Assets of any Acquired Fund are, for any reason, not transferred at the Effective

Time of the Reorganization of such Acquired Fund, BayFunds shall cause such Acquired Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     [SECTION]8. BAYFUNDS CONDITIONS. The obligation of BayFunds to consummate the Reorganization of each Acquired Fund hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of such Acquired Fund in the manner required by law.

          (b) All representations and warranties of 1784 Funds made in this Agreement (except for such as do not pertain to the Acquiring Fund or Acquiring Funds with which such Acquired Fund is to be reorganized) shall be true and correct in all material aspects as if made at and as of the Valuation Time and the Effective Time of such Reorganization. As of the Valuation Time and the Effective Time of such Reorganization there shall have been no material adverse change in the financial condition of any such Acquiring Fund since the date of the financial statements referred to in [Section]4.2(e) hereof other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with such Reorganization.

          (c) BayFunds shall have received an opinion of Bingham, Dana & Gould LLP, addressed to BayFunds in form reasonably satisfactory to it and dated the Effective Time of such Reorganization, substantially to the effect that: (i) 1784 Funds is a Massachusetts business trust duly organized and legally existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each class of each Acquiring Fund to be delivered to such Acquired Fund as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and nonassessable by such Acquiring Fund (except as otherwise disclosed in the Registration Statement of 1784 Funds on Form N-1A filed with the SEC pursuant to the 1933 Act and the 1940 Act), and to such counsel's knowledge, no shareholder of any such Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by 1784 Funds and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforceability to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the application of equitable principles in any proceeding, whether at law or in equity, and such counsel shall express no opinion with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquiring Fund and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement in connection with such Reorganization will not, violate the Declaration of Trust or By-Laws of 1784 Funds or any material agreement known to such counsel to which 1784 Funds is a party or by which 1784 Funds is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation of the transactions contemplated by this Agreement in connection with such Reorganization by 1784 Funds, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on a certificate of a trustee or the President or a Vice President of 1784 Funds as to factual matters. Such opinion may also rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to BayFunds.


          (d) BayFunds shall have received an opinion of Bingham, Dana & Gould LLP, addressed to BayFunds and 1784 Funds in form reasonably satisfactory to them and dated the Effective Time of such Reorganization, substantially to the effect that for federal income tax purposes, (i) except in the case of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund, (A) the transfer of all of the Acquired Fund Assets of such Acquired Fund hereunder, and the assumption by each Acquiring Fund of Acquired Fund Liabilities of such Acquired Fund, in exchange for shares of each such Acquiring Fund, and the distribution of said shares to the shareholders of such Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and, with respect to such reorganization, the Acquired Fund and the Acquiring Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (B) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by such Acquired Fund as a result of such transactions; (C) in accordance with Section 1032 of the Code, no gain or loss will be recognized by such Acquiring Fund as a result of such transactions; (D) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of such Acquired Fund on the distribution to them by such Acquired Fund of shares of any class of such Acquiring Fund in exchange for their shares of any class of such Acquired Fund; (E) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Acquiring Fund shares received by each shareholder of any class of such Acquired Fund will be the same as the aggregate basis of the shareholder's Acquired Fund shares immediately prior to the transactions; (F) in accordance with Section 362(b) of the Code, the basis of the Acquired Fund Assets to such Acquiring Fund will be the same as the basis of such Acquired Fund Assets in the hands of such Acquired Fund immediately prior to the exchange; (G) in accordance with
     Section 1223 of the Code, a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of such Acquired Fund exchanged therefor, provided that the shareholder held such shares of such Acquired Fund as a capital asset; and (H) in accordance with Section 1223 of the Code, the holding period of such Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by such Acquired Fund, and (ii) in the case of the Reorganization of the BayFunds U.S. Treasury Money Market Portfolio with the 1784 U.S. Treasury Money Market Fund and the 1784 Institutional U.S. Treasury Money Market Fund (collectively, the "1784 Treasury Money Market Funds"), (A) the Reorganization will not constitute a reorganization under Section 368(a) of the Code, and neither the BayFunds U.S. Treasury Money Market Portfolio nor either of the 1784 Treasury Money Market Funds will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (B) upon the transfer of all of its assets to the 1784 Treasury Money Market Funds solely in exchange for the shares of the 1784 Treasury Money Market Funds and the assumption of its liabilities by the 1784 Treasury Money Market Funds, the BayFunds U.S. Treasury Money Market Portfolio will recognize gain or loss to the extent the fair market value of the assets exceeds or is less than, respectively, the aggregate basis of those assets in the hands of the BayFunds U.S. Treasury Money Market Portfolio; (C) no gain or loss will be recognized by either of the 1784 Treasury Money Market Funds upon the receipt of the assets of the BayFunds U.S. Treasury Money Market Portfolio solely in exchange for the shares of such 1784 Treasury Money Market Fund and the assumption of the liabilities of the BayFunds U.S. Treasury Money Market Portfolio by such 1784 Treasury Money Market Fund; (D) the basis of the assets of the BayFunds U.S. Treasury Money Market Portfolio acquired by the 1784 Treasury Money Market Funds will be, in each instance, the fair market value of those assets at the time of the Reorganization; (E) the holding period of the assets of the BayFunds U.S. Treasury Money Market Portfolio in the hands of each of the 1784 Treasury Money Market Funds will begin on the date of the Reorganization, and will not include the holding period of such assets in the hands of the BayFunds U.S. Treasury Money Market Portfolio; (F) upon the exchange of all of their BayFunds U.S. Treasury Money Market Portfolio shares solely for shares of a 1784 Treasury Money Market Fund as part of the Reorganization, the shareholders of the BayFunds U.S. Treasury Money Market Portfolio will recognize gain (or loss) to the extent the fair market value of such 1784 Treasury Money Market Fund shares exceeds (or is less than) the aggregate basis such shareholders had in their BayFunds U.S. Treasury Money Market Portfolio shares and, if their BayFunds U.S. Treasury Money Market Portfolio shares were capital assets in their hands, the gain (or loss) will be long-term capital gain (or loss) if they have held their interest in the BayFunds U.S. Treasury Money Market Portfolio shares for more than one year, and short-term capital gain (or loss) if they have held such interest for one year or less; (G) the basis of the 1784 Treasury Money Market Funds shares to be received by the BayFunds U.S. Treasury Money Market Portfolio shareholders will be, in each instance, the fair market value of those shares at the time of the Reorganization; and (H) the holding period of the 1784 Treasury Money Market Fund shares to be received by any BayFunds U.S. Treasury Money Market Portfolio shareholder will begin on the date of the Reorganization, and will not include the period for which any such shareholder held BayFunds

     U.S. Treasury Money Market Portfolio shares surrendered in exchange therefor. Such opinion may rely on a certificate of a trustee or the President or a Vice President of BayFunds and on a certificate of a trustee or the President or a Vice President of 1784 Funds as to factual matters.

          (e) (i) (A) except in the case of the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the best knowledge of 1784 Funds, contemplated by the SEC, and (B) in the case of the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, the period specified in paragraph (a) of Rule 14a-6 under the 1934 Act shall have elapsed following the filing of the Money Market Portfolio Proxy Statement in preliminary form with the SEC pursuant to such Rule 14a-6, and (ii) with respect to such Reorganization the parties hereto shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement in connection with such Reorganization.

          (f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement with respect to such Reorganization under Section 25(c) of the 1940 Act.

          (g) The President or a Vice President of 1784 Funds shall have certified that it has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of such Reorganization.

     [SECTION]9. 1784 FUNDS CONDITIONS. The obligation of 1784 Funds to consummate the Reorganization with respect to each Acquiring Fund hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of the Acquired Fund to be organized with such Acquiring Fund in the manner required by law.

          (b) BayFunds shall have duly executed and delivered to 1784 Funds such bills of sale, assignments, certificates and other documents of transfer (the "Transfer Documents") as 1784 Funds may deem necessary or desirable to transfer to such Acquiring Fund all right, title and interest of BayFunds and the applicable Acquired Fund in and to the Acquired Fund Assets to be transferred to such Acquiring Fund. Such Acquired Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price thereof.

          (c) All representations and warranties of BayFunds made in this Agreement (except for such as do not pertain to the Acquired Fund to be reorganized with such Acquiring Fund) shall be true and correct in all material aspects as if made at and as of the Valuation Time and Effective Time of such Reorganization. As of the Valuation Time and the Effective Time of such Reorganization there shall have been no material adverse change in the financial condition of such Acquired Fund since the date of the financial statements referred to in [Section]4.1(f) hereof other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with such Reorganization.

          (d) 1784 Funds shall have received an opinion of Ropes & Gray, addressed to 1784 Funds in form reasonably satisfactory to it and dated the Effective Time of such Reorganization, substantially to the effect that: (i) BayFunds is a Massachusetts business trust duly organized and legally existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each class of such Acquired Fund outstanding at the Effective Time of such Reorganization are duly authorized, validly issued, fully paid and non-assessable by such Acquired Fund (except as otherwise disclosed in the Registration Statement of BayFunds on Form N-1A filed with the SEC pursuant to the 1933 Act and the 1940 Act), and to such counsel's knowledge, no shareholder of such Acquired Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents with respect to such Reorganization have been duly authorized, executed and delivered by BayFunds and represent legal, valid and binding contracts, enforceable and, in the case of such Transfer Documents, effective in accordance with their terms, subject as to enforceability to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the application of equitable principles in any proceeding, whether at law or in equity, and such counsel shall express no opinion with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquired Fund and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement in connection with such Reorganization will not, violate the Declaration of Trust or By-Laws of BayFunds or any material agreement known to such counsel to which BayFunds is a party by which BayFunds is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation of the transactions contemplated by this Agreement in connection with such Reorganization by BayFunds, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on a certificate of a trustee or the President or a Vice President of BayFunds as to factual matters. Such opinion may also rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to 1784 Funds.

          (e) 1784 Funds have received an opinion from Bingham, Dana & Gould LLP, addressed to BayFunds and 1784 Funds in form reasonably satisfactory to them and dated the Effective Time of such Reorganization and substantially to the effect set forth in [Section]8(d) hereof. Such opinion may rely on a certificate of a trustee or the President or a Vice President of BayFunds and a certificate of a trustee or the President or a Vice President of 1784 Funds as to factual matters.


          (f) (i) (A) except in the case of the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the best knowledge of BayFunds, contemplated by the SEC, and (B) in the case of the Reorganization of the BayFunds Money Market Portfolio with the 1784 Prime Money Market Fund, the period specified in paragraph (a) of Rule 14a-6 under the 1934 Act shall have elapsed following the filing of the Money Market Portfolio Proxy Statement in preliminary form with the SEC pursuant to such Rule 14a-6, and (ii) with respect to such Reorganization the parties hereto shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement in connection with such Reorganization.

          (g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement with respect to such Reorganization under Section 25(c) of the 1940 Act.

          (h) The President or a Vice President of BayFunds shall have certified that it has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of such Reorganization.

     [SECTION]10. TAX DOCUMENTS. BayFunds shall furnish to 1784 Funds at the Effective Time of each Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Fund Assets then being delivered to an Acquiring Fund in accordance with the terms of this Agreement.

     [SECTION]11. FINDER'S FEES. Each party represents and warrants to each other party hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     [SECTION]12. ANNOUNCEMENTS. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent any party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

     [SECTION]13. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to 1784 Funds, each account, book, record or other document of BayFunds required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of what person possesses the same). BayFunds has instructed its service contractors to provide 1784 Funds with access to and copies of all documents belonging to BayFunds.

     [SECTION]14. TERMINATION OF REPRESENTATIONS AND WARRANTIES. Upon the delivery of the Acquired Fund Assets to an Acquiring Fund or Acquiring Funds and the issuance of the shares of such Acquiring Fund or Acquiring Funds at the Effective Time of each Reorganization, the representations and warranties of the parties set forth in this Agreement will terminate insofar as such representations and warranties pertain to such Acquired Fund, such Acquiring Fund or Acquiring Funds or such Reorganization.

     [SECTION]15. TERMINATION OF AGREEMENT.

     [Section]15.1. This Agreement may be terminated with respect to a Reorganization at any time at or prior to the Effective Time of such Reorganization, as provided below:

          (a) by 1784 Funds by a vote of its Board of Trustees if the conditions set forth in sec.9 hereof with respect to such Reorganization are not satisfied as specified in said Section on or prior to May 30, 1997;

          (b) by BayFunds by a vote of its Board of Trustees if the conditions set forth in sec.8 hereof with respect to such Reorganization are not satisfied as specified in said Section on or prior to May 30, 1997; or

          (c) by the mutual consent of the parties.

     [Section]15.2. If a party terminates this Agreement because one or more of its conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of either party or any of their series to the other; provided, however, that if such termination is by 1784 Funds pursuant to [Section]15.1(a) hereof as a result of a breach by BayFunds of any of its representations, warranties or covenants in this Agreement, or such termination is by BayFunds pursuant to [Section]15.1(b) hereof as a result of a breach by 1784 Funds of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the nonbreaching party's right to damages on account of such other party's breach.

     [SECTION]16. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of BayFunds, (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees or authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

     [SECTION]17. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles otherwise applicable therein.

     [SECTION]18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     [SECTION]19. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     [Section]20. 1784 FUNDS LIABILITY.

     [Section]20.1. The names "1784 Funds" and "Trustees of 1784 Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated February 5, 1993, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of 1784 Funds. The obligations of 1784 Funds entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of 1784 Funds personally, but bind only the trust property, and all persons dealing with any series of shares of 1784 Funds must look solely to the trust property belonging to such series for the enforcement of any claims against 1784 Funds.

     [Section]20.2. Both parties specifically acknowledge and agree that any liability of 1784 Funds under this Agreement with respect to an Acquiring Fund, or in connection with the transactions contemplated herein with respect to an Acquiring Fund, shall be discharged only out of the assets of that Acquiring Fund and that no other series of 1784 Funds shall be liable with respect thereto.

     [Section]21. BAYFUNDS LIABILITY.

     [Section]21.1. The names "BayFunds" and "Trustees of BayFunds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 1, 1991, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of BayFunds. The obligations of BayFunds entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of BayFunds personally, but bind only the trust property, and all persons dealing with any series of shares of BayFunds must look solely to the trust property belonging to such series for the enforcement of any claims against BayFunds.

     [Section]21.2. Both parties specifically acknowledge and agree that any liability to BayFunds under this Agreement with respect to an Acquired Fund, or in connection with the transactions contemplated herein with respect to an Acquired Fund, shall be discharged only out of the assets of that Acquired Fund and that no other series of BayFunds shall be liable with respect thereto.

     [Section]22. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:


    If to 1784 Funds:          c/o SEI Corporation
                               680 East Swedesford Road
                               Wayne, Pennsylvania 19087
                               Attention: President
                               Telecopy: (610) 254-1040

    With copies to:            Roger P. Joseph, Esq.
                               Bingham, Dana & Gould LLP
                               150 Federal Street
                               Boston, Massachusetts 02110

    If to BayFunds:            c/o Federated Administrative Services
                               Federated Investors Tower
                               1001 Liberty Avenue
                               Pittsburgh, Pennsylvania 15222-3779
                               Attention: Victor R. Siclari,
                               Secretary
                               Telecopy: (412) 288-8141

    With copies to:            Martin E. Lybecker, Esq.                  John A. Dudley, Esq.
                               Ropes & Gray                              Sullivan & Worcester LLP
                               1301 K Street, N.W.                       1025 Connecticut Avenue, N.W.
                               Suite 800 East                            Suite 1000
                               Washington, D.C. 20005                    Washington, D.C. 20036

     [SECTION]23. EXPENSES. Each party represents to the other that it, or a third party on its behalf, will pay its expenses incurred in connection with each Reorganization, whether or not the transactions contemplated herein are consummated.

     [SECTION]24. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     [SECTION]25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

ATTEST:                                   1784 FUNDS

/s/ Kathryn L. Stanton                    By: /s/ Robert A. Nesher
----------------------------------        ----------------------------------
                                            Title: President

ATTEST:                                   BAYFUNDS

/s/ William J. Flaherty                   By: /s/ Kenneth G. Condon
----------------------------------        ----------------------------------
                                            Title: Chairman